SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                               Exchange Act of 1934

 Filed by the Registrant   X
 Filed by a Party other than the Registrant ___
 Check the appropriate box:
   __ Preliminary Proxy Statement
   __ Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
   X  Definitive Proxy Statement
   __ Definitive Additional Materials
   __ Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                      WAUSAU-MOSINEE PAPER CORPORATION
            (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

   X No fee required

  __ Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

  __ Fee paid previously with preliminary materials.

  __ Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ___________________________
     (2)  Form, Schedule or Registration Statement No:______________
     (3)  Filing Party: ___________________________
     (4)  Date Filed: ___________________________

                          [WMPC LOGO AND LETTERHEAD]

                                     March 18, 2004




Dear Shareholder:

      You are cordially invited to attend our annual meeting of shareholders to be held on April 22, 2004, at The Wausau Club, Wausau, Wisconsin.

      At the annual meeting you will be asked to elect two Class II directors. The Board has nominated Dennis J. Kuester for reelection and Andrew N. Baur as a new director to fill the remaining Class II director vacancy. You will also be asked to approve the 2000 Stock Incentive Plan which has been amended to permit the use of restricted stock as part of the Company's incentive compensation program.

      Richard L. Radt and Harry R. Baker have attained the mandatory retirement age for directors and will retire at the annual meeting. Mr. Radt retires as Vice Chairman of the Company after service as President and CEO of the Company from 1977 to 1987 and of Mosinee Paper from 1988 to 1993. Mr. Baker has served as director since 1992 and has been Chairman of the Audit Committee since April 2001. I'm sure you will join me in thanking them for their many years of service to the Company.

      Details on the time and place of the meeting are set forth in the attached notice and proxy statement as are information on matters to be voted on by shareholders and other customary and important disclosures.

      I look forward to seeing you at the annual meeting. Whether or not you plan to attend the annual meeting, please sign and return the enclosed proxy so that your vote will be counted.

                                     Sincerely,


                                     THOMAS J. HOWATT

                                     Thomas J. Howatt
                                     President and CEO

                       WAUSAU-MOSINEE PAPER CORPORATION
                            1244 KRONENWETTER DRIVE
                         MOSINEE, WISCONSIN 54455-9099

                             _____________________


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             _____________________

      The annual meeting of shareholders of Wausau-Mosinee Paper Corporation will be held at The Wausau Club, 309 McClellan Street, Wausau, Wisconsin, on Thursday, April 22, 2004, at 2:00 p.m., local time. The following proposals will be considered by shareholders at the annual meeting:

      1.    The election of two Class II directors;

      2.    Approval of the 2000 Stock Incentive Plan, as amended; and

      3.    Any other business that properly comes before the meeting.

      The record date for determining the holders of common stock entitled to notice of and to vote at the annual meeting or any adjournment thereof is the close of business on February 19, 2004.

      Please promptly vote, sign, date, and return the enclosed proxy in the enclosed envelope.

      March 18, 2004

                                           By order of
                                           the Board of Directors

                                           SCOTT P. DOESCHER

                                           Scott P. Doescher
                                           Secretary

                                PROXY STATEMENT
                                      FOR
                       WAUSAU-MOSINEE PAPER CORPORATION
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 22, 2004
                               TABLE OF CONTENTS
                                                                       Page No.

Solicitation of Proxies......................................................1

Voting Procedures............................................................1
      Your Vote..............................................................1
      Shareholders Entitled to Vote..........................................1
      Quorum, Required Vote, and Related Matters.............................2

Proposal No. 1 - Election of Directors.......................................2
      General Information....................................................2
      Election of Directors..................................................3
      Board of Directors.....................................................4
      Corporate Governance Guidelines and Committees of the Board of
            Directors........................................................5
      Compensation of Directors..............................................6
      Determination of Independence of Directors.............................6

Stock Ownership..............................................................7
      Stock Ownership of Directors, Executive Officers, and 5%
            Shareholders.....................................................7
      Section 16(a) Beneficial Ownership Reporting Compliance................9

Report of the Audit Committee and Related Matters............................9
      Audit Committee Report.................................................9
      Audit Committee Pre-Approval Policies.................................10
      Independent Auditor and Fees..........................................10
      Relationships With Previous Independent Auditors......................11

Executive Compensation......................................................11
      Summary Compensation Table............................................11
      Stock Options and Stock Appreciation Rights...........................12
      Equity Compensation Plan Information..................................14
      Retirement Benefits...................................................14
      Report of the Compensation Committee..................................15

Stock Price Performance Graph...............................................17

Proposal No. 2 - Approval of Amended 2000 Stock Incentive Plan..............18
      Background and Purpose of Plan Amendments.............................18
      Administration of the Plan............................................18
      Persons Eligible to Receive Grants and Conditions of Vesting..........18
      New Plan Benefits.....................................................19
      Options...............................................................19
      Restricted Stock, Performance Units, and Dividend Equivalents.........20
      Federal Income Tax Consequences.......................................20
      Shares Available for Issuance.........................................21
      Amendment and Termination of the Plan.................................21
      Vote Required for Approval of the Plan................................22

Other Matters...............................................................22
      Costs of Solicitation.................................................22
      Proxy Statement Proposals.............................................22
      Householding of Annual Meeting Materials..............................22

Appendices
      Appendix A - 2000 Stock Incentive Plan
                                        -i-

WAUSAU-MOSINEE PAPER CORPORATION                        MARCH 18, 2004
1244 KRONENWETTER DRIVE
MOSINEE, WISCONSIN  54455-9099
WWW.WAUSAUMOSINEE.COM

                            SOLICITATION OF PROXIES

      We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of Wausau-Mosinee Paper Corporation for use at the 2004 annual meeting of shareholders, including any adjournment thereof. The annual meeting will be held at 2:00 p.m. on April 22, 2004, at The Wausau Club, 309 McClellan Street, Wausau, Wisconsin.

                               VOTING PROCEDURES

YOUR VOTE

      Your vote is important. Whether or not you plan to attend the annual meeting, please sign, date, and return the enclosed proxy promptly in order to be sure that your shares are voted. You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the Company at our principal office in Mosinee, Wisconsin, by filing another duly executed proxy bearing a later date with the Secretary, or by giving oral notice at the annual meeting.

      All shares represented by your properly completed proxy which have been submitted to the Company prior to the meeting (and which have not been revoked) will be voted in accordance with your instructions. IF YOU DO NOT INDICATE HOW YOUR SHARES SHOULD BE VOTED ON A PROPOSAL, THE SHARES REPRESENTED BY YOUR PROPERLY COMPLETED PROXY WILL BE VOTED AS THE BOARD RECOMMENDS.

      If any matters other than those described in this proxy statement are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies in the proxy form furnished to you by the Board will have discretion to vote on those matters according to their best judgment to the same extent as you would be entitled to vote. As of the date of this proxy statement, we do not anticipate that any other matters will be presented to the annual meeting.

SHAREHOLDERS ENTITLED TO VOTE

      General. Shareholders at the close of business on the record date, February 19, 2004, are entitled to notice of and to vote at the annual meeting. Each share is entitled to one vote on each proposal properly brought before the annual meeting. Votes cast by proxy or in person at the annual meeting will be tabulated by an inspector of elections appointed by the Board. On the record date, there were 51,651,251 shares of common stock outstanding.

      "Street Name" Accounts. If you hold shares in "street name," you will receive voting instructions from the broker that is the holder of record of your shares. In some cases, your broker may be able to vote your shares even if you provide no instructions (such as the election of directors), but on other matters your broker may vote the shares held for you only if you provide voting instructions (such as the proposal to approve amendments to our 2000 Stock Incentive Plan). Shares for which a broker does not have the authority to vote are recorded as a "broker non-vote" and are not counted in the vote by shareholders.

      Dividend Reinvestment Plan and Common Stock Purchase Plan Participants. If you are a participant in the Dividend Reinvestment and Stock Purchase Plan or Common Stock Purchase Plan, your proxy will also serve to direct the plan administrator to vote any shares of common stock held for you under either plan at the close of business on the record date. Shares beneficially owned by participants in the plans for which no proxy or other
                                        1
voting directions are received will not be voted. Your form of proxy will permit you to vote the shares held in the plan.

      401(k) Plan Participants. If you are a participant in our 401(k) plan you may vote an amount of shares equivalent to the interest in our common stock credited to your account as of the record date. Your proxy will serve as voting instructions for the trustee of the 401(k) plan. If you own shares through the 401(k) plan and do not vote, the plan trustees will vote the plan shares in the same proportion as shares for which instructions were received under the plan. Your form of proxy will permit you to vote the shares held in the plan.

QUORUM, REQUIRED VOTE, AND RELATED MATTERS

      Quorum. A quorum is present if a majority of the votes entitled to be cast on a proposal are represented at the annual meeting in person or by proxy. For purposes of determining a quorum, shareholders who are present in person or are represented by proxy, but who abstain from voting, are considered present and count toward the determination of the quorum. Shares reported as broker non-votes are also considered to be shares present for purposes of determining whether a quorum is present.

      Election of Directors. Directors are elected by a plurality of the votes cast. For this purpose, a "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum of the two directors to be chosen at the annual meeting. You may vote in favor of the nominees specified on the accompanying proxy form or may withhold your vote as to one or more of such nominees. Shares withheld or not otherwise voted in the election of directors (because of abstention, broker non-vote, or otherwise) will have no effect on the election of directors.

      Approval of 2000 Stock Incentive Plan. Proposal No. 2 (see "Proposal No. 2 - Approval of Amended 2000 Stock Incentive Plan") will be approved if a majority of the shares of stock represented and voted at the annual meeting vote for approval, provided that a majority of the outstanding shares of stock are voted on the proposal. Therefore, broker non-votes will have an effect on Proposal No. 2 only if a majority of the outstanding shares are not otherwise voted on the proposal.

      All Other Proposals. As of the date of this proxy statement, we do not anticipate that any other proposals will be brought before the annual meeting. Generally, proposals other than the election of directors which are brought before the meeting will be approved if the votes cast for the proposal exceed the votes cast against the proposal.

                    PROPOSAL NO. 1 - ELECTION OF DIRECTORS

GENERAL INFORMATION

      The Nomination Process. Nominations for director are recommended to the Board by the Corporate Governance Committee. The Committee operates under a charter which is available under "Corporate Overview - Corporate Governance" on the Company's website at www.wausaumosinee.com. All members of the Committee are independent directors under New York Stock Exchange, Inc. ("NYSE") listing standards.

      Candidates for election to the Board may be identified for initial consideration by the Committee from a wide variety of potential sources. For example, the Committee will consider candidates for nomination from among incumbents whose term will expire at the next annual meeting, persons identified by other members of the Board, executive officers, shareholders, and persons identified by a professional search firm should the Committee believe it appropriate to engage such a firm to assist it. To recommend an individual for consideration, a shareholder should mail or otherwise deliver a written recommendation to the Committee not later than the December 1 immediately preceding the annual meeting for which the individual is to be considered for inclusion as a nominee of the Board. At a minimum, a shareholder recommendation should include the individual's current and past business or professional affiliations and experience, age, stock ownership, particular
                                        2
qualifications, and such other information as the shareholder deems relevant to assist the Committee in considering the individual's potential service as a member of the Board.

      Qualifications. In reviewing potential nominees, the Committee will consider the age, skills, and experience of current Board members and the requirement under the guidelines that a majority of the Board members must be independent, as determined in accordance with NYSE listing standards. At a minimum, nominees must satisfy the qualification requirements included in our Corporate Governance Guidelines (which is also posted on our website), including the provision that no person may be elected a director if that person has attained age 70 as of the date of the election. All potential nominees submitted to or identified by the Committee will be evaluated on a similar basis for their level of qualifications and experience.

      The Committee believes that persons recommended by it to the Board should possess strong intellectual skills, have had a successful career in business, higher education, or a profession which demonstrates an ability to manage a complex organization, have a reputation for personal and professional integrity, be able to exercise a sound and independent business judgment, and understand the economic, financial, and operational issues to be addressed by the Company. Directors whose terms of office will expire at the next annual meeting are considered by the Committee on the basis of these qualities and also on the basis of their service to the Company during their term in office.

ELECTION OF DIRECTORS

      The Board has determined that it is appropriate to reduce the number of directors to seven from eight effective with the annual meeting, divided into three classes consisting of three Class I, and two Class II and Class III directors, respectively. One class of directors is to be elected at each annual meeting of shareholders to serve a three-year term. Any director appointed by the Board to fill a newly created directorship is required to stand for reelection by the shareholders at the first annual meeting following his or her appointment by the Board.

      At the annual meeting, shareholders will be asked to elect two Class II directors for terms of office which will expire at the annual meeting of shareholders to be held in 2007. Richard L. Radt and Harry R. Baker have each reached mandatory retirement age under our Corporate Governance Guidelines and, accordingly, will not be candidates for reelection to the Board.

      Upon recommendation of the Corporate Governance Committee, the Board has nominated Dennis J. Kuester for reelection, and Andrew N. Baur for election, as Class II directors. Mr. Baur was recommended to the Committee by an independent director of the Company; no third party was engaged by the Committee to assist it in its search for nominee candidates. In the event one or both of the nominees should become unable or unwilling to be a nominee for election at the annual meeting, it is the intention of the proxies to vote for such substitute or substitutes as may be designated by the Board.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE TWO NOMINEES FOR CLASS II DIRECTOR. The following table sets forth information concerning the business background and experience of the Board nominees and all continuing directors. Unless specified, all current positions listed for a nominee or director have been held for at least five years. Directors whom the Board has determined are independent under the criteria of the NYSE listing standards (or nominees who will meet such criteria) are denoted by an asterisk (*).

                                PRINCIPAL OCCUPATION                     CLASS AND YEAR
                                AND OTHER                                 IN WHICH TERM       DIRECTOR
NAME AND AGE                    DIRECTORSHIPS                              WILL EXPIRE        SINCE
NOMINEES
Dennis J. Kuester*, 62     President and CEO, and a director of Marshall     Class II          2001
                           & Ilsley Corporation; also a director of Modine   2007
                           Manufacturing Company

Andrew N. Baur*, 59        Chairman of the Board of Southwest Bank of        Class II             -
                           St. Louis, a wholly-owned subsidiary of Marshall  2007
                           & Ilsley Corporation, since October, 2002; former
                           Chairman of the Board and CEO of Mississippi
                           Valley Bancshares, Inc., a bank holding company,
                           and its subsidiary, Southwest Bank of St. Louis;
                           also a director of Marshall & Ilsley Corporation
                           and Bakers Footwear Group, Inc.

CONTINUING DIRECTORS

Walter Alexander*, 69      President of Alexander Lumber Co.; also a         Class I           1997
                           director of Old Second Bancorp. Inc.;             2006
                           formerly a director of Mosinee Paper
                           Corporation (1987-1997)

San W. Orr, Jr., 62        Chairman of the Board of the Company              Class I           1970
                           and Advisor, Estates of A.P. Woodson              2006
                           and Family; Chief Executive Officer of the
                           Company (2000; 1994-1995; 1989-1990);
                           formerly Chairman of the Board
                          (1987-1997) and a director (1972-1997)
                           of Mosinee Paper Corporation; also a
                           director of Marshall & Ilsley Corporation

David B. Smith, Jr.*, 65   Consultant; formerly Vice President,              Class I           1972
                           Labor Relations, Weyerhaeuser Company             2006

Gary W. Freels*, 55        President, Alexander Properties, Inc. (investment Class III         1996
                           management); formerly President, M&I First        2005
                           American Bank (1992-1995)

Thomas J. Howatt, 54       President and Chief Executive Officer             Class III         2000
                           of the Company since August, 2000;                2005
                           formerly Senior Vice President, Printing
                           & Writing Group (1997-2000) and
                           Vice President and General Manager,
                           Printing & Writing Division (1994-1997)

BOARD OF DIRECTORS

      Meetings of the Board. The Board met six times in 2003. Each of the directors attended at least 75% of the total number of the meetings of the Board and the committees on which they served during the last fiscal year.

      Meetings of Non-management Directors. The Board's non-management directors meet in executive session following each February Board meeting and establish a schedule of additional meetings. The non-management directors must meet at least twice each year under the Company's Corporate Governance Guidelines. At their February, 2004, meeting, the non-management directors selected Gary W. Freels to preside over their meetings. Shareholders and others may communicate directly with Mr. Freels or any other non-management directors by following the procedures set forth in the following paragraph.

      Communicating with the Board. Shareholders and others may communicate with the Board by writing to the Chairman at the Company's corporate office, 1244 Kronenwetter Drive, Mosinee, Wisconsin 54455-9099. Individual directors may also be contacted in writing at the same address. Mail may be opened and sorted before forwarding to the director to whom the mail was addressed.

      Attendance at Annual Meetings. The Board has an informal policy under which all directors are expected to attend the annual meeting of shareholders. Each of our directors attended the annual meeting held in 2003.

CORPORATE GOVERNANCE GUIDELINES AND COMMITTEES OF THE BOARD OF DIRECTORS

      Our Corporate Governance Guidelines set forth basic principles and guidelines concerning the qualifications and responsibilities of directors, Board committees, and other matters. In addition, we have adopted a code of business conduct and ethics for all employees and a separate code of ethics which also covers our CEO and senior financial officers. The Corporate Governance Guidelines, committee charters, and codes of ethics are posted in the "Corporate Overview - Corporate Governance" section of our website, at www.wausaumosinee.com. A copy of these documents may also be obtained from the Secretary of the Company by writing to our corporate office.

      Our Corporate Governance Guidelines provide that the Company shall have Audit, Compensation, and Corporate Governance Committees in addition to any other committees the Board considers appropriate. Each of the members of the following committees satisfies the criteria for independence under applicable rules of the Securities and Exchange Commission ("SEC") and the current and recently adopted NYSE listing standards.

      Audit Committee.  The Audit Committee, established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), assists the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) compliance by the Company with legal and regulatory requirements. The Committee has the sole authority to appoint or replace the Company's independent auditor. Members of the Committee may not serve on the audit committees of more than two other public companies. The members of our Audit Committee also satisfy the additional NYSE and SEC rules for independence applicable to audit committees of listed companies.

      Mr. Baker (Chairman), Mr. Alexander, Mr. Freels, and Mr. Kuester serve on the Audit Committee. The Committee met 10 times in 2003. See "Report of the Audit Committee and Related Matters," for the report of the Audit Committee and other information relating to the selection of, and fees paid to, the independent auditor.

      Compensation Committee. The Compensation Committee is appointed by the Board to (1) discharge the Board's responsibilities relating to compensation of the Company's directors and officers, and (2) produce an annual report on executive compensation for inclusion in the Company's proxy statement. The Committee has overall responsibility for approving and evaluating director and officer compensation plans, policies, and programs, and approves the granting of stock incentives. The Committee's report on the Company's compensation policies for executive officers is included in this proxy statement under the subcaption "Executive Compensation - Report of the Compensation Committee."
Mr. Alexander (Chairman), Mr. Baker, Mr. Freels, and Mr. Smith serve as members of the Compensation Committee. The Committee met three times in 2003.
                                        5
      Corporate Governance Committee. The Corporate Governance Committee is appointed by the Board to (1) identify individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders, (2) recommend to the Board the Corporate Governance Guidelines applicable to the Company, (3) lead the Board in its annual review of the Board's performance, and (4) recommend to the Board director nominees for each committee. Mr. Freels (Chairman), Mr. Alexander, Mr. Kuester, and Mr. Smith serve on the Corporate Governance Committee. The Committee met five times in 2003.

COMPENSATION OF DIRECTORS

      Each director is paid a retainer of $2,000 per month and $1,000 for each meeting of the Board attended. In addition, the chairmen of the Executive and Audit Committees each receive an annual retainer of $5,000 and the chairmen of the Corporate Governance and Compensation Committees each receive an annual retainer of $3,000. Directors receive a meeting fee of $500 for each meeting of a Board committee attended. Upon initial election to the Board, a director receives an option to purchase 15,000 shares of our stock at the current market price. Upon reelection to a three-year term, a director receives an option to purchase 10,000 shares of our stock at the current market price. Mr. Smith participates in our retiree health insurance plan and the other directors who are officers of the Company receive salaries and benefits related to their duties. No other director received more than the standard arrangements described above.

      The Directors' Deferred Compensation Plan provides that directors may elect each year to defer some or all of the fees otherwise payable in cash during the year. Amounts deferred become payable in cash in a lump sum or in quarterly installments after a director's termination of service. In the event a director's service terminates because of a change of control of the Company, as defined in the plan, payment of all deferred amounts will be made in a lump sum. During the period in which payment is deferred, a director may elect that the deferred fees be credited with interest at the prime rate in effect as of each calendar quarter at The Chase Manhattan Bank of New York, or that the deferred fees be converted into common stock equivalent units. If common stock equivalent units are elected, the director's account is also credited with stock equivalent units representing the shares of our common stock which could have been purchased with the cash dividends which would have been paid had the units been actual common stock. Stock equivalent units are converted to cash based upon the fair market value of our common stock at the time of distribution. During 2003, Mr. Alexander, Mr. Baker, Mr. Howatt, Mr. Freels, and Mr. Kuester participated in the plan and deferred all or a portion of the retainer or meeting fees otherwise payable to them.

      Directors who began service prior to January 1, 2003, and serve on the Board for at least five years prior to termination of service are eligible to receive a monthly benefit equal to the monthly retainer and meeting fees in effect at termination of service. Benefits will be paid for a period of time equal to the retired director's period of service on the Board, including service on the board of directors of Mosinee Paper Corporation prior to December 17, 1997. Retirement benefits terminate at death and are accelerated in the event of a change of control of the Company, as defined in the policy. Directors who began service after December 31, 2002, are not eligible for retirement benefits.

DETERMINATION OF INDEPENDENCE OF DIRECTORS

      Our Corporate Governance Guidelines provide that a majority of the Board and all members of our Audit, Compensation, and Corporate Governance Committees will consist of independent directors, as determined in accordance with NYSE listing standards. Five of our Board members satisfy the requirements for independence under current and recently adopted NYSE listing standards (Mr. Baker, Mr. Alexander, Mr. Freels, Mr. Kuester, and Mr. Smith). If the Board's nominees are elected at the annual meeting, we believe that five of seven directors, including Mr. Baur, will satisfy these independence criteria.

      During 2003 we engaged in various business transactions with companies for which some of our directors serve as directors or officers. Each of these transactions was done in the ordinary course of business and at prices and on terms prevailing at the time for comparable transactions with unrelated persons. The Board has adopted categorical standards to assist it in determining whether any of such transactions create a material
                                        6
relationship which precludes independence under NYSE listing standards. In general terms, and absent other factors, the Board's categorical standards provide that a customer relationship is not material if the Company does not account for more than 2% of the revenue of the director's business and not more than 2% of the Company's revenue is derived from the director's business. Similarly, in the case of a lending relationship, absent other factors, the relationship is not material if the Company obtained the credit on the same terms as other borrowers, the credit would have been available from other lenders on comparable terms, and the interest and fees paid by the Company does not exceed 2% of the lender's total income. The Board's categorical standards are posted in the "Corporate Overview - Corporate Governance" section of our website, at www.wausaumosinee.com.

      Each of the Company's non-management directors meet the categorical standards adopted by the Board. None of our non-management directors receive any compensation from the Company other than in his capacity as a director.

                                STOCK OWNERSHIP

STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS, AND 5% SHAREHOLDERS

      The following table sets forth, based on statements filed with the SEC or information otherwise known to us, the name of each person believed by us to own more than 5% of our common stock and the number of shares of common stock held by each person.

                                                 COMMON SHARES      PERCENT OF
      NAME AND ADDRESS                        BENEFICIALLY OWNED       CLASS
      Wilmington Trust Company                     7,957,845            15.41%
      Rodney Square North
      1100 N. Market Street
      Wilmington, DE  19890-0001

      Trustees of David B. Smith Family Trust     3,177,810(1)          6.15%
      1206 E. Sixth Street
      Merrill, WI  54452

      (1)David B. Smith, Jr., Thomas P. Smith, Margaret S. Mumma, and Sarah S. Miller are the co-trustees of the David B. Smith Family Trust (the "Trust") which owns 2,368,372 shares of common stock. Including common stock which is beneficially owned by the trustees on an individual basis and common stock owned by the Trust, each of the trustees has sole or shared investment authority with respect to the following percentages of common stock: David B. Smith, Jr., 4.65%; Thomas P. Smith, 4.75%; Margaret S. Mumma, 5.30%; and Sarah S. Miller, 5.17%.

                                        7
      The following table sets forth the number of shares of common stock beneficially owned as of the record date by each of the directors, each person nominated to become a director, each of our current executive officers named in the summary compensation table, and all such nominees, directors, and executive officers as a group.

                                                                     COMMON STOCK     PERCENT OF
  NAME                                                            BENEFICIALLY OWNED     CLASS
  Walter Alexander                                                    41,212(1)           *
  Harry R. Baker                                                      28,996(2)           *
  Gary W. Freels                                                     990,065(3)         1.92%
  Thomas J. Howatt                                                   514,344(4)           *
  Dennis J. Kuester                                                   15,000(5)           *
  San W. Orr, Jr.                                                  1,489,356(6)         2.87%
  Richard L. Radt                                                     48,546(7)           *
  David B. Smith, Jr.                                              2,427,491(8)         4.70%
  Andrew N. Baur                                                      10,000              *
  Stuart R. Carlson                                                  135,284(9)           *
  Scott P. Doescher                                                  106,335(10)          *
  Albert K. Davis                                                    111,102(11)          *
  Dennis M. Urbanek                                                  154,369(12)          *
  All directors and executive officers as a group (16 persons)     6,175,467(13)       11.63%

  *   Less than 1%
  (1) Includes 25,000 shares which may be acquired through the exercise of options on or before 60 days from
      February 19, 2004.
  (2) Includes 15,000 shares which may be acquired through the exercise of options on or before 60 days from
      February 19, 2004.
  (3) Includes 975,065 shares of common stock held by two charitable foundations of which Mr. Freels serves as
      President and/or a director and 15,000 shares which may be acquired through the exercise of options on or before 60 days from February 19, 2004.
  (4) Includes 498,817 shares which may be acquired through the exercise of options on or before 60 days from
      February 19,2004, and 8,941 shares held under 401(k) plan on December 31, 2003.
  (5) Includes 15,000 shares which may be acquired through the exercise of options on or before 60 days from
      February 19, 2004.  The Marshall & Ilsley Trust Company is trustee of the Company's retirement plans and holds our common stock as such trustee and in its various other fiduciary capacities, including the shares held as custodian of the David B. Smith Family Trust described in note (8).  Mr. Kuester is the President and CEO and a director of Marshall & Ilsley Corporation, the parent corporation of the Trust Company.  Mr.
      Kuester disclaims any beneficial interest in the shares held of record by the Trust Company.
  (6) Includes 969,547 shares as to which Mr. Orr exercises shared voting and investment power (and as to which beneficial ownership is disclaimed) and 216,668 shares which may be acquired through the exercise of options on or before 60 days from February 19, 2004.
  (7) Includes 36,000 shares which may be acquired through the exercise of options on or before 60 days from
      February 19, 2004.
  (8) Includes 25,000 shares which may be acquired through the exercise of options on or before 60 days from
      February 19, 2004.  David B. Smith, Jr. is a co-trustee of the David B. Smith Family Trust which holds
      2,368,372 shares of common stock.  See note (1) under the preceding table.
  (9) Includes 134,800 shares which may be acquired through the exercise of options on or before 60 days from
      February 19, 2004.
 (10) Includes 106,000 shares which may be acquired through the exercise of options on or before 60 days from
      February 19, 2004.
 (11) Includes 106,000 shares which may be acquired through the exercise of options on or before 60 days from
      February 19, 2004, and 3,915 shares held under 401(k) plan on December 31, 2003.
 (12) Includes 137,520 shares which may be acquired through the exercise of options on or before 60 days from
      February 19, 2004.
 (13) The shares disclosed incorporate footnotes (1) - (12).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires directors and officers and persons who own more than 10% of the common stock outstanding ("reporting persons") to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC. We review copies of the Section 16(a) forms received by us or rely upon written representations from certain of these reporting persons to determine compliance with the Section 16(a) regulations for purposes of this proxy statement. Based on our review of these reports and the representations of the reporting persons, we believe that all reports required to be filed by
Section 16(a) were filed on a timely basis.

               REPORT OF THE AUDIT COMMITTEE AND RELATED MATTERS

AUDIT COMMITTEE REPORT

      During the 2003 fiscal year, the Audit Committee met at various times with senior members of the Company's financial management team and the Company's independent auditor to review and discuss the Company's financial statements (including critical accounting policies, significant accounting issues, and assumptions made in connection with those policies and preparation of the financial statements), financial management issues, and the Company's system of internal controls.

      The Audit Committee met with the Company's senior financial management team and the independent auditor to review the Company's audited financial statements for the 2003 fiscal year prior to their issuance. At that meeting, the Committee received assurances from senior financial management that all financial statements had been prepared in accordance with accounting principles generally accepted in the United States. In addition, the Committee asked the independent auditor to address and respond to questions concerning the audited financial statements, the audit process, and other related matters. This discussion centered on the following questions posed by the Committee to the independent auditor:

 o Are there any accounting judgments made by management in preparing the financial statements that would have been made differently had the auditor prepared and been responsible for the financial statements?

 o Based on the auditor's experience and its knowledge of the Company, do the Company's financial statements fairly present to investors, with clarity and completeness, the Company's financial position and performance for the reporting period in accordance with generally accepted accounting principles and Securities and Exchange Commission ("SEC") disclosure requirements?

 o Based on the auditor's experience and its knowledge of the Company, has the Company implemented all internal controls and internal audit procedures that are appropriate for the Company?

      In connection with its review of the audited financial statements, the Audit Committee discussed with the independent auditor the independence of the firm under SEC rules for the purposes of expressing an opinion on the Company's financial statements, and considered whether the provision of nonaudit services is compatible with maintaining the auditor's independence. The Committee received from the independent auditor the written disclosure and the letter relating to the independence of the firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee also discussed with the independent auditor the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

      Management has the primary responsibility for the Company's financial statements and the overall reporting process. It is not the duty of the Audit Committee to conduct auditing or accounting reviews or procedures. The Committee acts only in an oversight capacity and it necessarily relies on the work and assurances provided by management and the independent auditor and it therefore does not have an independent basis to
                                        9
determine whether management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures. Accordingly, the Committee's reviews of the Company's financial statements and its discussions with the Company's senior financial management team and the independent auditor do not guarantee that the Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States or that the audit has been carried out in accordance with auditing standards generally accepted in the United States.

      In reliance on the reviews and discussions described in this report and on the report of the independent auditor, the Audit Committee recommended to the Board of Directors that it approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

                                               AUDIT COMMITTEE
                                               Harry R. Baker (Chairman)
                                               Walter Alexander
                                               Gary W. Freels
                                               Dennis J. Kuester

AUDIT COMMITTEE PRE-APPROVAL POLICIES

      The Audit Committee is required to pre-approve audit and non-audit services performed by the Company's independent auditor. Under its pre-approval policy, a schedule of specific audit, audit-related, and tax services and their related fees received pre-approval in 2003 after review by the Committee of appropriate detailed back-up documentation and receipt of confirmation from management and the independent auditor that each non-audit service included in the schedule may be performed by the independent auditor under applicable SEC and professional standards. Any services not included in the pre-approved schedule of services and fees must be specifically pre-approved by the Committee. To ensure prompt handling of unexpected matters, the Committee has delegated to the chairman, and in his absence, to Mr. Freels, the authority to grant pre-approvals for services, provided that any such pre-approvals must be presented to the full Committee at its next meeting.

      In granting approval for a service, the Audit Committee (or the appropriate designated Committee member) considers the type and scope of service, the fees, whether the service is permitted to be performed by an independent auditor, and whether such service is compatible with maintaining the auditor's independence.

INDEPENDENT AUDITOR AND FEES

      The Audit Committee appointed Deloitte & Touche LLP ("Deloitte") as independent auditor to audit the books, records, and accounts of the Company for the fiscal year ended December 31, 2003. Representatives of Deloitte will be present at the annual meeting and will have an opportunity to make a statement or respond to appropriate questions.
                                        10
      The following table presents aggregate professional fees paid or accrued during the 2003 and 2002 fiscal years in the categories specified. All services performed received pre-approval by the Audit Committee.

                                           2003               2002*
      Audit Fees (1)                     $ 241,400         $ 228,324
      Audit-Related Fees (2)               117,323            24,500
      Tax Fees (3)                         573,587            87,432
      All Other Fees                             0                 0
                                         $ 932,310         $ 340,256

* Certain amounts have been reclassified from previous disclosure to conform to changes in SEC disclosure requirements.
(1)Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits and review of SEC filings.
(2)Audit-related fees consisted principally of audits of employee benefit plans and advisory services relating to compliance with requirements of Sarbanes-Oxley Act of 2002.
(3)Tax fees for 2003 represents fees of $232,835 related to tax compliance (tax returns, refunds, and payment planning) and fees of $340,752 for tax consultation and planning which provided, or are expected to provide, benefits to the Company in excess of the fees paid.

RELATIONSHIPS WITH PREVIOUS INDEPENDENT AUDITORS

      Arthur Andersen LLP ("Andersen") was dismissed as the Company's independent auditor on June 18, 2002. As the Company reported in its Form 8-K of such date:

      o the report of Andersen on the Company's financial statements for the fiscal year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles;

      o in connection with the audit for the 2001 fiscal year and through June 18, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused Andersen to make reference to such matters in its report on the financial statements for those years if not resolved to its satisfaction;

      o during the fiscal year ended December 31, 2001, and through the period ended June 18, 2002,

      o there were no events relating to, among other things, Andersen's concerns over the Company's internal controls, the auditor's ability to rely on management's representations, the scope of the audit, or the fairness or reliability of the Company's financial statements, nor was Andersen consulted by the Company on any such matters; and

      o Andersen was not consulted regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements, any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, or any matter described in the preceding paragraph.
                                        11
                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The table below sets forth compensation earned by, or awarded or paid by us to, the CEO as of December 31, 2003, and to each of our four most highly compensated executive officers as of December 31, 2003, whose salary and bonus exceeded $100,000 for the last fiscal year.

                                                SUMMARY COMPENSATION TABLE
                                   ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                                                                               AWARDS
                                                                       RESTRICTED SECURITIES
                                                          OTHER ANNUAL   STOCK   UNDERLYING         ALL OTHER
NAME AND PRINCIPAL            YEAR   SALARY(1)   BONUS(1)  COMPENSATION  AWARD(S) OPTIONS/          COMPENSATION
                                                                ($)        ($)      SARS(#)
                                                                                   GRANTED LAPSED
Thomas J. Howatt,             2003   $578,702    $126,204         $0    $51,994(2)      0       0    $ 56,195(5)
President and CEO             2002   $503,702    $255,965         $0         $0    54,000  27,000(3) $ 59,560
                              2001   $452,083    $113,021         $0         $0    18,000  12,000(4) $ 59,165

Stuart R. Carlson             2003   $308,392    $ 77,136         $0    $25,673(2)      0       0    $  6,912(6)
Executive Vice President,     2002   $293,740    $149,382         $0         $0    36,000  18,000(3) $  6,717
Administration                2001   $281,592    $ 70,375         $0         $0    18,000  12,000(4) $  4,092

Albert K. Davis, Senior
Vice President, Specialty     2003   $250,603    $ 82,198         $0    $21,588(2)      0       0    $  5,100(6)
Paper Group                   2002   $235,740    $ 75,082     $4,729(7)      $0    36,000  18,000(3) $ 24,835(8)
                              2001   $192,221    $ 38,951         $0         $0    18,000  12,000(4) $  3,570

Scott P. Doescher, Senior
Vice President, Finance,      2003   $240,362    $ 60,125         $0    $20,147(2)      0       0    $  5,107(6)
Secretary and Treasurer       2002   $220,987    $112,349         $0         $0    36,000  18,000(3) $  4,982
                              2001   $172,221    $ 42,068         $0         $0   113,000  12,000(4) $  3,577

Dennis M. Urbanek, Senior
Vice President, Engineering   2003   $234,271    $ 58,594         $0    $19,433(2)      0       0    $  6,012(6)
and Environmental Services    2002   $224,494    $114,172         $0         $0    36,000  18,000(3) $  5,997
                              2001   $215,444    $ 48,459         $0         $0    18,000  12,000(4) $  4,942

(1)Includes compensation deferred by officers under 401(k) plan and Executive Officers' Deferred Compensation Plan.
(2)Performance units granted pursuant to 2000 Stock Incentive Plan.  All grants are conditioned upon the approval by shareholders of the amended plan presented to annual meeting, the satisfaction of Company performance criteria in
   2004, and service by the grantee through December 31, 2005.  See "Proposal No. 2 - Approval of Amended 2000 Stock
   Incentive Plan."  Value indicated in table is based on the units granted and the closing price of the Company's stock on December 19, 2003, the date of grant.  The number of shares attributable to the performance units granted in 2003 and the number of shares attributable to performance units held as of December 31, 2003, by the executive officers named in the table were:  Mr. Howatt, 3,933 shares; Mr. Carlson, 1,942 shares; Mr. Davis, 1,633 shares; Mr.
   Doescher, 1,524 shares; and Mr. Urbanek, 1,470 shares.  Holders of performance units are also entitled to dividend equivalents which result in additional performance units being credited to the named individuals on each cash dividend payment date based upon the cash dividend rate and the value of the Company's stock on such date.
(3)50% of the options granted in 2002 are subject to satisfaction of financial performance conditions by the Company in fiscal 2004.  Because financial performance conditions were not satisfied in 2003, options with respect to 50% of the shares granted to each named officer in 2002 have lapsed.
(4)Options with respect to 12,000 shares granted in 2001 lapsed because financial performance conditions were not satisfied.
(5)Director's fees of $30,000, 401(k) contribution of $5,100, and credits of $21,095 payable under the Company's flexible benefit plan.  Mr. Howatt's fees were deferred under the Deferred Compensation Plan for Directors described under the caption "Director Compensation."
(6)Contributions of $5,100 under 401(k) plan and credits payable under the Company's flexible benefit plan to: Mr.
   Carlson, $1,812; Mr. Doescher, $7; and Mr. Urbanek, $912.
(7)Reimbursement for taxes under relocation policy.
(8)Includes $20,160 as reimbursement of moving expenses under relocation policy.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

      Grants. We maintain stock appreciation rights ("SAR") and stock option plans pursuant to which grants may be made to key employees. No grants were made in 2003 to executive officers named in the summary compensation table.

      Exercise and Year-End Value. The following table sets forth information regarding the exercise of stock options or SARs in 2003 by each of the executive officers named in the summary compensation table and the December 31, 2003, value of unexercised, in-the-money stock options or SARs held by each such person.

   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                 NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED IN
                        SHARES        VALUE      OPTIONS/SARS AT FY-END(#)        THE-MONEY OPTIONS/SARS
                       ACQUIRED ON   REALIZED                                     AT FY-END ($)
NAME                   EXERCISE(#)   ($)        EXERCISABLE      UNEXERCISABLE    EXERCISABLE       UNEXERCISABLE
Mr. Howatt                 0           0          498,817*          27,000*        $1,793,587*(1)      $ 0
                                                   22,183<dagger>        0         $  296,299<dagger>  $ 0

Mr. Carlson                0           0          134,800*          18,000*        $  361,294*         $ 0
                                                   46,200<dagger>        0         $  363,516<dagger>  $ 0

Mr. Davis                  0           0          106,000*          18,000*        $  359,138*(1)      $ 0

Mr. Doescher               0           0          106,000*          18,000*        $   73,330*         $ 0

Mr. Urbanek                0           0          137,520*          18,000*        $  232,094*         $ 0
                                                   18,480<dagger>        0         $  138,609<dagger>  $ 0

*       Options.
<dagger>SARs exercisable only for cash.  In cases of SAR valuations, includes, in cases where the grant so provides, the value of hypothetical shares credited to grantee under provision in SAR grant which assumes cash dividends are paid on underlying shares and invested in hypothetical common stock.
(1)     Value of options with respect to 32,444 shares for Mr. Howatt and 13,819 shares for Mr. Davis includes the value of hypothetical shares credited under the 1991 Dividend Equivalent Plan which assumes cash dividends are paid on underlying shares and invested in hypothetical common stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of December 31, 2003, information with respect to compensation plans under which the Company's common stock is authorized for issuance:

PLAN CATEGORY            NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE EXERCISE  NUMBER OF SECURITIES
                         ISSUED UPON EXERCISE OF        PRICE OF OUTSTANDING       REMAINING AVAILABLE FOR
                         OUTSTANDING OPTIONS,           OPTIONS, WARRANTS AND      FUTURE ISSUANCE UNDER
                         WARRANTS AND RIGHTS(1)(2)      RIGHTS (1)(3)              EQUITY COMPENSATION PLANS
                                                                                  (EXCLUDING SECURITIES
                                                                                   REFLECTED IN COLUMN (A))(2)
                                     (a)                       (b)                       (c)
Equity compensation plans
approved by security
holders                            1,961,208(3)           $  11.88                   1,785,066

Equity compensation plans
not approved by security
holders                                    0                   N/A                           0

Total                              1,961,208(3)           $  11.88                   1,785,066

      (1)At the annual meeting shareholders will be asked to approve amendments to the 2000 Stock Incentive Plan to provide for the granting of restricted stock and performance units. See "Proposal No. 2 - Approval of Amended 2000 Stock Incentive Plan." The table does not include 30,237 shares which would be issuable upon vesting of performance units which have been granted under the amended plan, subject to such shareholder approval. The shares indicated relate to common stock issuable upon exercise of options granted under the Company's 1991 stock option and 2000 stock incentive plans.
      (2)The amendment to the Company's 2000 Stock Incentive Plan being submitted for the approval of shareholders at the annual meeting does not increase the number of shares that may be issued under the plan. Table excludes options with respect to 252,560 shares granted under stock option plans of Mosinee Paper Corporation as of December 17, 1997 (the date of the merger between Wausau Paper Mills Company and Mosinee Paper Corporation) at a weighted-average exercise price of $11.87. No additional options have been granted from the stock-option plans then in effect for Mosinee Paper Corporation.
      (3)Does not take into account 30,237 shares described in note (1) which may be issued upon vesting of performance units.

RETIREMENT BENEFITS

      Our retirement plan covers all salaried employees and bases a participant's pension on the value of a hypothetical account balance in the plan. A participant will receive an annual credit to his account equal to 4.25% of covered compensation up to the Social Security taxable wage base and 8.5% of the covered compensation in excess of the taxable wage base, plus an interest credit on all prior accruals equal to the 30-year U.S. Treasury rate. For 2003, a discretionary additional credit of 16% was also approved by the Board. The benefit payable under the plan is determined by converting the hypothetical account balance credits into annuity form.

      Executive officers also participate in a nonqualified supplemental retirement plan under which benefits are determined by compensation without regard to limitations contained in the cash balance plan. The supplemental plan will provide an executive officer with a retirement benefit equal to 50% of his average salary and bonus upon retirement at age 62 after 10 years of service as an executive officer. The supplemental plan provides for an offset of benefits payable under the cash balance plan. Accrued benefits under the supplemental plan will be paid in a lump sum in the event of a change of control of the Company, as defined in the supplemental plan.
                                         14
      Based on average covered compensation as of December 31, 2003, the following estimated single life annuity benefits would be payable from the cash balance and supplemental retirement plans upon retirement at normal retirement age under the cash balance plan (age 65) to the following executive officers:

                       YEARS OF                       ADDITIONAL         TOTAL       AVERAGE
                       SERVICE       QUALIFIED       SUPPLEMENTAL      RETIREMENT    COVERED
EXECUTIVE OFFICER     AND AGE(1)    PLAN BENEFIT     PLAN BENEFIT       BENEFIT   REMUNERATION
Mr. Howatt             11; 54          $69,000         $212,000        $281,000      $563,000
Mr. Carlson            12; 56          $30,000         $157,000        $187,000      $373,000
Mr. Davis               3; 56          $61,000         $ 67,000        $128,000      $256,000
Mr. Doescher            3; 44          $42,000         $ 69,000        $111,000      $221,000
Mr. Urbanek            13; 59          $47,000         $ 95,000        $142,000      $283,000

(1) Years of service as an executive officer under the supplemental plan. Vesting under the supplemental plan with respect to the listed officers requires attainment of age 55 and 10 years of service as an executive officer. All officers are vested in their accrued benefit under the cash balance plan.

      Our Executive Deferred Compensation Plan permits an executive officer of the Company to elect to defer up to 50% of his base salary and 100% of his incentive compensation. The amounts deferred are credited with interest at the prime rate from the date of deferral. A Participant's accrued balance is distributed on a date elected by the participant, but in no event later than age 65. Distribution will be made pursuant to an installment method of up to 120 months elected by the Participant, or in a lump sum payable not later than the month in which the participant attains age 65. The plan is unfunded.

REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee establishes and reviews base salaries of executive officers and is responsible for the establishment and implementation of executive bonus and incentive programs, general compensation policies, and grants under stock option, SAR and dividend equivalent plans. This report describes the policies of the Compensation Committee as in effect for the 2003 fiscal year.

      General. The Committee's compensation policy is designed to align the interests of executives and shareholders by making a significant portion of each executive officer's compensation package directly related to the annual performance of the Company and the performance of the Company's common stock. The total compensation paid to executive officers and the retirement and other fringe benefits provided by the Company are designed to offer a level of compensation which is competitive with other companies in the paper industry. Some, but not all, of the companies used for purposes of compensation comparisons are included in the 39 companies which, in addition to the Company, comprise the Media General index of paper companies' stock performance under the caption "Stock Price Performance Graph." The Committee makes compensation comparisons only with those companies whose operations are similar to the Company or which have operating units which are similar to the Company. Given the disparity in size between companies which operate in the paper industry and the difficulty in determining the precise duties of executive officers of other companies, it is difficult to draw exact comparisons with the compensation policies of other companies. The determination of executive compensation is, therefore, subjective.

      The Compensation Committee is aware that, except for certain plans approved by shareholders, Section 162(m) of the Internal Revenue Code of 1986, as amended, limits deductions to $1 million for compensation paid to the CEO and each of the four most highly paid executive officers named in the summary compensation table who are officers on the last day of the year. No compensation paid in 2003 exceeded the deductible limit. The Committee reviews this limit and its application to the Company's compensation policies as part of its compensation policy.
                                        15
      Base Compensation. The Compensation Committee does not rely on specific salary and benefit comparisons, but does periodically consider and review surveys of paper industry compensation and may retain independent consultants in order to gauge the relationship of its executive officers' base salaries and benefit levels to the levels of comparable paper companies. Annual increases in the base salary of each of the Company's executive officers are determined in accordance with the Committee's policy of maintaining competitive salary levels with other paper industry companies (as discussed above), and individual job performance.

      Individual job performance in the prior fiscal year is the most important factor considered by the Compensation Committee in annual reviews and in determining appropriate increases in base salary. The CEO annually assesses the job performance of executive officers who report to him. The CEO's base salary is determined by the Committee on the same basis as that of the Company's other executive officers, except that the Committee annually establishes performance criteria for the CEO and reviews his performance. Individual performance criteria generally include an evaluation of the performance of the individual officer's fundamental duties and responsibilities and the extent to which specific individual performance goals used to measure incentive compensation have been achieved.

      Incentive Compensation Based on Financial Performance of the Company and Individual Performance. The Company's compensation policies are intended to subject a significant portion of executive officer compensation to risks relating to the Company's achievement of annual financial objectives. Incentive compensation is predicated on the degree to which the Company achieves targeted returns on capital employed and achievement of individual performance objectives related to increased Company financial performance.

      Criteria used in the assessment of Mr. Howatt's eligibility for incentive compensation in 2003 based upon individual objectives included the achievement of targeted rates of return on approved capital projects, increases in mill operating efficiencies, and the achievement of reductions in targeted components of working capital. The individual performance objectives for executive officers other than the CEO vary by individual job responsibilities. They may include, for example, reductions in targeted components of working capital, achievement of targeted rates of return on approved capital projects, increases in productivity and volume of product shipped, revenues derived from new products, and reduction in operating costs.

      Stock Based Compensation. Executive officers participate in stock option, SAR and dividend equivalent plans at various levels. The Compensation Committee has adopted, subject to shareholder approval at the annual meeting, amendments to the Company's stock option plan in order to provide for the granting of restricted stock and performance units payable in stock (see "Proposal No. 2 - Approval of Amended 2000 Stock Incentive Plan"). The Committee may impose restrictions as to exercise or vesting of grants. The Compensation Committee has not established formal criteria by which the size of plan grants are determined, but the Committee considers the amount and terms of each grant already held by an executive officer in determining the size and terms of any new grant. The value of these grants are principally related to the long-term performance of the common stock and, therefore, provide an identity of interests between executive officers and the shareholders.

      Compensation Committee Interlocks and Insider Participation. The directors making this report are the only directors who served on the Compensation Committee in 2003. Each member is an independent director under NYSE listing standards and none is a former officer of the Company.

                                           COMPENSATION COMMITTEE
                                           Walter Alexander (Chairman)
                                           Harry R. Baker
                                           Gary W. Freels
                                           David B. Smith, Jr.
                                        16
                         STOCK PRICE PERFORMANCE GRAPH

      The following graph and table compare the yearly percentage change in the cumulative total shareholder return on our common stock for the period beginning December 31, 1998, and ending December 31, 2003, with the Media General Financial Services' Russell 2000 and Paper and Paper Products Indices for the same periods. The graph and table assume that the value of the investment in our common stock and each index on December 31, 1998, was $100 and that all dividends were reinvested. All information is based on stock prices on the last trading day of the fiscal year.

[Stock Price Performance Graph deleted pursuant to Rule 304(d) of Regulation S-T. Data reported in the graph is also reported in the following tabular Form in the proxy statement delivered to shareholders.]

                                                      December 31,
                               1998      1999      2000      2001      2002      2003
Wausau-Mosinee Paper         100.00     67.58     60.61     74.48     71.22     88.50
MG Paper & Paper Products    100.00    124.13    112.72    110.69    101.13    127.28
Russell 2000 Index           100.00    119.59    114.43    115.60     90.65    131.78

                     PROPOSAL NO. 2 - APPROVAL OF AMENDED
                           2000 STOCK INCENTIVE PLAN

      The principal features of the 2000 Stock Incentive Plan, as amended, are summarized below. The summary does not contain all of the information which may be important to you. A copy of the plan is attached to this proxy statement as Exhibit A.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED
PLAN.

BACKGROUND AND PURPOSE OF PLAN AMENDMENTS

      Subject to shareholder approval at the 2004 annual meeting, the Compensation Committee amended the plan in December, 2003 to change its name to the "2000 Stock Incentive Plan" and to provide for the granting of restricted stock, performance units, and dividend equivalents in addition to stock options. Performance units are essentially a form of restricted stock that provide for the issuance of Company stock upon satisfaction of the performance criteria. The amendments do not increase the total number of shares which can be issued under the plan.

      The amendments bring the plan in line with a large number of public companies in providing for the grant of restricted stock and performance units. Unlike many companies, however, we have not repriced any outstanding options that are currently "underwater" (that is, the exercise price is higher than the trading price of our stock) and the amended plan will not have any effect on options previously granted. The amended plan relates only to the grants for 2004 and future years.

      The Compensation Committee believes the amended plan will better fulfill the plan's purpose of attracting and retaining management-level employees and directors and linking stock-based individual participant incentives directly to our financial performance and increases in shareholder value. As a consequence of "underwater" options, many public company option programs have ceased to be viewed by employees as providing tangible benefits or performance incentives. Restricted stock and performance unit awards may provide somewhat greater incentive for employees because the value of the award is not wholly dependent on factors beyond their or the Company's control, such as general economic conditions which can adversely affect stock prices even though the Company performs well compared to the industry as a whole. In addition, restricted stock or performance units typically result in the employee acquiring a tangible stake hold in the Company more quickly than from options, and provide a more immediate incentive for performance and identity of interest with all shareholders.

      Unlike the exercise of options, the Company receives no cash consideration upon vesting of restricted stock or performance units. However, these awards typically result in grants which involve fewer shares of stock to be issued than under option grants, thereby reducing shareholder dilution. For example, in the grants made by the Compensation Committee for 2004, which are subject to shareholder approval of the plan, the number of shares to be issued upon vesting is approximately 29% of the total shares subject to options granted under similar performance criteria with respect to the 2003 fiscal year.

ADMINISTRATION OF THE PLAN

      The plan is administered by the Compensation Committee, the members of which are each independent under the NYSE listing standards. The Committee is authorized, in its sole discretion, to select those eligible employees who will receive grants, determine the number of shares covered by such grants, impose conditions on the vesting of grants, and administer and interpret the plan.

PERSONS ELIGIBLE TO RECEIVE GRANTS AND CONDITIONS OF VESTING

      Salaried employees of the Company or its subsidiaries who function in management, administrative, or professional capacities, prospective salaried employees who will function in one of those capacities and who have
                                        18
accepted offers of employment and our directors are eligible to participate in the plan. Grants will be made only to those eligible persons who are selected by the Committee. As of the date of this proxy statement, we estimate that the number of eligible persons is less than 30.

      The Committee may establish various conditions or requirements which must be satisfied before an option becomes exercisable or grants of restricted stock or performance units vest. These conditions may require the attainment of certain financial goals by the Company, the passage of stated periods of time, or any other conditions the Committee believes are reasonably related to the achievement of the purpose of the plan. Performance units require achievement of specified performance criteria and may also require specified additional service by the grantee. Restricted stock and performance units will generally vest upon the death, disability or retirement of a participant or a change in control and will be forfeited upon termination for cause. The Committee may also waive or modify any such conditions in its sole discretion, subject to the limitations of Section 162 of the Internal Revenue Code of 1986, as amended (the "Code"), on performance-based compensation.

NEW PLAN BENEFITS

      During the last fiscal year, performance units were granted to the following persons:

                                                                                    NUMBER OF SHARES
                                                                      DOLLAR           TO WHICH
        NAME AND POSITION                                              VALUE ($)(1)  GRANT RELATES(1)
      Thomas J. Howatt                                                $ 51,994           3,933
         President and CEO
      Stuart R. Carlson                                                 25,673           1,942
         Executive Vice President, Administration
      Albert K. Davis                                                   21,588           1,633
         Senior Vice President, Specialty Paper Group
      Scott P. Doescher                                                 20,147           1,524
         Senior Vice President, Finance, Secretary, and Treasurer
      Dennis M. Urbanek                                                 19,433           1,470
         Senior Vice President, Engineering & Environmental Services
      Executive Officers as a group                                   $187,288          14,167
      Non-Executive Directors as a group                                     0               0
      Employee Group (other than Executive Officers)                  $212,445          16,070

      (1)All performance units granted are subject to shareholder approval of the amended plan. Dollar value is based on date of grant, December 19, 2003 ($13.22 per share).

OPTIONS

      The following paragraphs describe the options which may be granted. The provisions of the plan relating to options were not affected by the plan amendments.

      General. Options awarded to employees under the plan may be either incentive stock options ("ISOs") under Code Section 422 or options which do not satisfy the requirements of the Code for ISOs ("non-qualified options").

      Exercise Price. All options must be awarded at an option price which is not less than the fair market value of the common stock on the date the option is awarded. For purposes of the plan, the "fair market value" of a share of common stock generally means the average of the highest and lowest sales prices as reported on the NYSE Composite Tape.
                                        19
      Payment for Options. No consideration is received by us when an option is awarded. Upon exercise of an option, we will receive payment for the shares in cash or, with the consent of the Committee, an optionee may elect to deliver common stock owned by the optionee or to have shares withheld which have a fair market value equal to the exercise price.

      Term and Exercise Periods of Options. The Committee may establish the term of any option, although all ISOs must be exercised within ten years of their date of award and all non-qualified options must be exercised within twenty years of their date of award. Options must generally be exercised within three months of the optionee's termination of employment, although extended exercise periods of up to two years are provided for in the case of retirement, death or disability. A change in control may also extend the exercise period of an option and will trigger the right to surrender an option for cash on terms described in the plan. Options are not transferable, except upon the death of an optionee.

RESTRICTED STOCK, PERFORMANCE UNITS, AND DIVIDEND EQUIVALENTS

      Restricted Stock. Restricted stock granted under the plan involves the transfer of stock to a participant subject to the satisfaction of any service or performance conditions the Committee determines. In the event the conditions are not satisfied, the restricted stock is forfeited and the certificates cancelled. Stock certificates representing the restricted stock will usually be held in escrow during the vesting period, but the participant is entitled to vote the shares. Cash dividends paid on the stock may either be distributed or held in escrow subject to the vesting of the underlying shares.

      Performance Units. Performance units may be paid, in the Committee's discretion, in shares of stock on a one-to-one basis or in cash upon satisfaction of the service or performance conditions imposed by the Committee in connection with the grant. In connection with a grant of performance units, the Committee may also grant dividend equivalents which provide for the additional crediting of units for the benefit of a participant based upon the fair market value of the stock on the date of dividend payment and the cash dividends paid on the number of shares equal to the units then held by the participant. Dividend equivalents will be subject to the same conditions on vesting as the performance units to which they are related.

FEDERAL INCOME TAX CONSEQUENCES

      The following is a general summary of the principal federal income tax consequences associated with the award and exercise of options and the award and vesting of restricted stock and performance units under the plan. This discussion is based on the Code as in effect on the date of this proxy statement.

      Incentive Stock Options. An optionee will not generally recognize income upon the grant of an ISO and will not generally recognize income upon exercise of the option, provided the optionee is an employee of the Company or a subsidiary at all times from the date of grant until three months prior to exercise. However, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be includable for purposes of determining any alternative minimum taxable income of an optionee. If an optionee who has exercised an incentive stock option sells the shares acquired upon exercise more than two years after the grant date and more than one year after exercise, capital gain or loss will be recognized equal to the difference between the sales price and the exercise price. An optionee who sells the shares within two years after the grant date or within one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of the difference between (a) the exercise price and the fair market value of the shares on the date of exercise, or (b) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as a capital gain or loss. We will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee in this case. The deduction will be allowable at the same time the optionee recognizes the income.

      Non-Qualified Options. No income for federal tax purposes is required to be recognized by an optionee at the time a non-qualified option is awarded. Upon exercise of a non-qualified option, the optionee will recognize ordinary income in an amount in excess of the fair market value of the shares on the date of exercise
                                        20
over the option price. Upon exercise of a non-qualified option by an optionee, we are entitled to a deduction equal to the amount of the ordinary income realized by the optionee.

      If an optionee sells shares received upon the exercise of such a non-qualified option, the optionee will recognize capital gain income to the extent the sales proceeds exceed the fair market value of the shares on the date of exercise. The capital gains are long-term in nature if the optionee has held the shares for at least one year and a day prior to selling it.

      Restricted Stock and Performance Units. A participant will recognize ordinary income equal to the fair market value of the restricted stock as of the date on which all conditions to vesting have been satisfied. Ordinary income is recognized upon distribution of performance units which will typically occur promptly at vesting. If approved by the Committee at the time of grant, participants may elect to defer payment of the performance unit shares and thereby defer the associated recognition of income for tax purposes. The Company will be entitled to a deduction for income tax purposes as of the date and in the same amount recognized by the participant as ordinary income.

SHARES AVAILABLE FOR ISSUANCE

      The plan authorizes the issuance of 3,322,238 shares of common stock, of which 1,510,750 were subject to options or performance units outstanding on the record date. The amended plan does not increase the number of shares which may be issued from the number originally approved by shareholders at the 2001 annual meeting. The number of shares which may be awarded under an ISO in any year is limited to that number which, when the option first becomes exercisable, will have a value which is not in excess of $100,000. No employee may be awarded options with respect to more than 500,000 shares, or restricted stock or performance units with respect to more than 100,000 shares (subject to adjustment for future stock splits, stock dividends or other similar increases in the number of shares outstanding) in any calendar year. On the record date, the closing price per share of the common stock as reported on the New York Stock Exchange, was $13.31.

      If any option grant terminates without having been exercised in full or a grant of restricted stock or performance units is forfeited, the number of shares subject to the grant will remain available for future grants under the plan. Similarly, shares which are not delivered to a grantee because the grantee elects to have shares withheld to pay the grantee's withholding tax or in lieu of payment in cash of the exercise price of an option, or because an optionee has delivered shares owned by the optionee in payment of the exercise price of an option, will remain available for future grants.

      The number of shares as to which options, restricted stock, or performance units may be granted under the plan will be adjusted to reflect future stock splits, stock dividends or other similar increases in the number of shares of common stock outstanding. In addition, the Committee has the authority to make such adjustment as it deems appropriate if there is any other change in the capital structure of the Company.

AMENDMENT AND TERMINATION OF THE PLAN

      The plan may be amended by the Board at any time, but certain amendments, such as an increase in the number of shares available under the plan and other material modifications, may also require the approval of shareholders under the rules of the NYSE. The Board may not amend the plan in a manner which would adversely affect the rights of the holder of a grant without the holder's consent.

      The plan may be terminated at any time by the Board, but termination of the plan cannot, without the grantee's consent, reduce or restrict the grantee's rights under any award previously made under the plan. Unless the Board elects to terminate the plan at an earlier date, the plan will terminate on June 21, 2010.
                                        21
VOTE REQUIRED FOR APPROVAL OF THE PLAN

      Approval of the amended plan requires a majority of the common stock voted at the annual meeting, provided that the total votes cast represents a majority of the total number of shares entitled to vote at the annual meeting on the approval of the plan. In the event the amended plan is not approved in accordance with NYSE listing standards, the plan will continue as in effect prior to December 19, 2003 and grants will be limited to stock options.

      All shareholders are requested to specify their vote on the enclosed form of proxy. If no specification is made, the proxy will be voted for approval of the plan.

      THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED PLAN.

                                 OTHER MATTERS

COSTS OF SOLICITATION

      In addition to solicitation by mail, our officers, directors and regular employees may solicit proxies in person or by telephone, facsimile, electronic mail, or other forms of communication. Expenses in connection with the solicitation of proxies, including the reasonable expenses of brokers, fiduciaries, and other nominees in forwarding proxy material to beneficial owners of our common stock, will be borne by us.

PROXY STATEMENT PROPOSALS

      Any shareholder who intends to present a proposal at the annual meeting to be held in 2005 must deliver the written proposal to the Secretary of the Company at our office in Mosinee, Wisconsin:

         o not later than November 18, 2004, if the proposal is submitted for inclusion in our proxy materials for the 2005 meeting pursuant to Rule 14a-8 under the Exchange Act; or

         o on or after January 22, 2005, and on or before February 21, 2005, if the proposal is submitted pursuant to our bylaws, in which case we are not required to include the proposal in our proxy materials.

Shareholders may present a proposal at the 2005 annual meeting for consideration only if proper notice of the proposal has been given in accordance with one of these requirements. Nominations for director made from the floor at the annual meeting of shareholders to be held in 2005 require advance notice in accordance with the bylaws.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

      In accordance with notices sent to shareholders who share the same address, we are sending only one annual report and proxy statement to that address unless we receive contrary instructions from any shareholder at that address. This practice, which is called "householding," is designed to reduce our printing and postage costs and the volume of duplicate information you receive. We expect that most banks, brokers and other nominee record holders will also "household" proxy statements and annual reports for shareholders
whose accounts are held in street name.   Each shareholder will continue to
receive a separate proxy card. We will promptly deliver a separate copy of our proxy statement or annual report to any shareholder upon written or oral request to the Secretary, Wausau-Mosinee Paper Corporation, 1244 Kronenwetter Drive, Mosinee, WI 54455-9099, telephone: (715) 693-4470.

      Shareholders holding stock in their own name who wish to either request or discontinue householding may contact the Secretary of the Company at the address or telephone number listed in the preceding paragraph.
                                        22
Shareholders whose shares are held in street name and who wish to request or Discontinue householding, should contact their bank, broker, or other nominee Record holder.

                                     By order of the Board of Directors

                                     SCOTT P. DOESCHER

                                     Scott P. Doescher
                                     Secretary


PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

                                  APPENDIX A

                       WAUSAU-MOSINEE PAPER CORPORATION
                           2000 STOCK INCENTIVE PLAN
                   AS AMENDED AND RESTATED DECEMBER 19, 2003


      SECTION 1. PURPOSE. The Plan has been adopted to enable the Company to attract and retain management-level employees and directors and to link stock-based individual participant incentives directly to the Company's financial performance and increases in shareholder value. The Plan has been amended and restated effective as of December 19, 2003, to permit the awarding of restricted stock and performance units as a means to further the purpose of the Plan, to reflect the adoption of the Plan by the shareholders of the Company on April 19, 2001, and to reflect changes in the corporate governance structure of the Company.

      SECTION 2. CERTAIN DEFINITIONS. As used in this Plan, and in addition to any terms elsewhere defined in this Plan, the following terms, when capitalized, shall have the meanings set forth in this Section 2.

      SECTION 2.1. "BOARD" means the Board of Directors of the Company.

      SECTION 2.2. "CAUSE" means, with respect to any Grantee and unless otherwise provided by the Committee, (a) "Cause" as defined in the related Grant Agreement, or (b) if there is no definition of "Cause" in the related Grant Agreement, then with respect to such Grantee, Cause means: (i) an intentional failure to perform assigned duties; (ii) willful misconduct in the course of the Grantee's employment; (iii) breach of a fiduciary duty involving personal profit or acts or omissions of personal dishonesty, including, but not limited to, commission of any crime of theft, embezzlement, or misapplication of funds; (iv) any intentional, reckless, or negligent act or omission to act which results in the violation by the Grantee of any policy established by the Company or a Subsidiary which is intended to insure compliance with applicable securities, environmental, employment discrimination, or other laws or which causes or results in the Company's or a Subsidiary's violation of such laws, except any act done by the Grantee in good faith, as determined in the reasonable discretion of the Committee, or which results in a violation of such policies or laws which is, in the reasonable sole discretion of such Committee, immaterial; (v) violation of any policy of the Company which is grounds for Termination of Service under such policy; or (vi) any of the foregoing which results in material loss to the Company or any of its Subsidiaries. The Committee shall have the sole discretion to determine whether Cause exists, and the Committee's determination shall be final.

      SECTION 2.3. "CHANGE IN CONTROL" has the meaning set forth in Section
12.2.

      SECTION 2.4. "CODE" means the Internal Revenue Code of 1986, as amended. The reference to any specific section of the Code or any regulation promulgated thereunder shall include any successor section or sections or regulation or regulations, as the case may be.

      SECTION 2.5. "COMMITTEE" means the Compensation Committee of the Board.

      SECTION 2.6. "COMMON STOCK" means the common stock, no par value, of the Company.

      SECTION 2.7. "COMPANY" means Wausau-Mosinee Paper Corporation, a Wisconsin corporation.

      SECTION 2.8. "DIRECTOR" means a member of the Board, and includes all such members who are also employees of the Company.

      SECTION 2.9. "DISABILITY" means (a) a physical or mental condition which qualifies as a total and permanent disability under the terms of any plan or policy maintained by the Company or a Subsidiary and for which the Grantee is eligible to receive benefits under such plan or policy, or (b) if the Grantee does not participate in a disability plan or is not covered by a disability policy of the Company or a Subsidiary, Disability
                                        A-1
means the permanent and total inability of the Grantee by reason of mental or physical infirmity, or both, to perform the work customarily assigned to him or her, if a medical doctor selected or approved by the Committee, and knowledgeable in the field of such infirmity, advises the Committee either that it is not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Grantee's lifetime.

      SECTION 2.10. "DIVIDEND EQUIVALENT" means an award made pursuant to
Section 10.

      SECTION 2.11. "EFFECTIVE DATE" means, June 22, 2000.

      SECTION 2.12. "EMPLOYED" and any variation thereof such as "Employment," means, as appropriate, employed by or employment with any of the Company or any present or future Subsidiary.

      SECTION 2.13. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended. The reference to any specific section of the Exchange Act or any regulation promulgated thereunder shall include any successor section or sections or regulation or regulations, as the case may be.

      SECTION 2.14. "FAIR MARKET VALUE" of a share of Common Stock as of any date means the price per Share as determined in accordance with the following:

            (A) EXCHANGE. If the principal market for the Common Stock is a national securities exchange, "Fair Market Value" means the average of the highest and lowest reported sale prices of the Common Stock on the New York Stock Exchange Composite Tape if the Common Stock is then listed for trading on such exchange, otherwise, the average of the highest and lowest reported sales prices of the Common Stock in any transaction reported on the principal exchange on which the Common Stock is then listed for trading.


            (B) OVER-THE-COUNTER. If the principal market for the Common Stock is an over-the-counter market, "Fair Market Value" means the average of the highest bid and lowest ask prices of the Common Stock reported in the Nasdaq National Stock Market, or if the Common Stock is not then listed for trading in such market, the average of the highest bid and lowest ask prices reported on any other bona fide over-the-counter stock market selected in good faith by the Committee.

            (C) DATE. If the date on which Fair Market Value is to be determined is not a business day, or, if there shall be no reported transactions for such date, such determination shall be made on the next preceding business day for which transactions were reported.

            (D) OTHER DETERMINATION. If subparagraphs (a) and (b) are not applicable, Fair Market Value shall mean such amount as may be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

      SECTION 2.15. "GRANT" means an award of an Option, Restricted Stock, Performance Unit, or Dividend Equivalent made pursuant to the terms of this Plan.

      SECTION 2.16. "GRANT AGREEMENT" means the written agreement evidencing, as applicable, the Grant of an Option, Restricted Stock, Performance Unit, or Dividend Equivalent.

      SECTION 2.17. "GRANTEE" means an individual who has received a Grant.

      SECTION 2.18. "INCENTIVE STOCK OPTION" means an Option awarded pursuant to the terms of the Plan which is intended by the Committee to meet the requirements of an "incentive stock option" within the meaning of Section 422 of the Code; provided, however, that to the extent an Incentive Stock Option is exercised after the expiration of any limitation on the time of exercise applicable under Section 422 of the Code, or such Option
                                        A-2
does not meet the qualifications of an "incentive stock option" within the meaning of such Section 422, such Option shall thereafter be a Non-Qualified Option.

      SECTION 2.19. "NON-QUALIFIED OPTION" means (a) an Option awarded pursuant to the terms of the Plan which the Committee intends shall not meet the requirements of an "incentive stock option" within the meaning of Section 422 of the Code, and (b) any Option intended to be an Incentive Stock Option which does not satisfy the terms, or is not exercised in accordance with the requirements of, Section 422 of the Code.

      SECTION 2.20. "OPTION" means an option to purchase Shares awarded pursuant to the provisions of Section 6.

      SECTION 2.21. "OPTIONEE" means an eligible individual, as determined in accordance with Section 5, who has been granted an Option.

      SECTION 2.22."OPTION PRICE" means, with respect to each Option, the price per Share at which such Option may be exercised and the Shares subject to such Option purchased.

      SECTION 2.23. "PERFORMANCE GOALS" means the performance goals established by the Committee in connection with an award of Restricted Stock or Performance Units. In the case of Qualified Performance-Based Grants, (a) such Performance Goals shall be based on the attainment of specified levels of one or more of the following measures: earnings per share, net profit after tax, gross profit, operating profit, return on capital employed, or return on equity, and
(b) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

      SECTION 2.24. "PERFORMANCE UNIT" means an award made pursuant to Section
9.

      SECTION 2.25. "PLAN" means the Wausau-Mosinee Paper Corporation 2000 Stock Incentive Plan as set forth herein or as hereafter amended.

      SECTION 2.26. "QUALIFIED PERFORMANCE-BASED GRANT" means an award of Performance Units or Restricted Stock designated as such by the Committee at the time of Grant, based upon a determination that (a) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock or Performance Units, and (b) the Committee wishes such Grant to qualify for the exemption afforded under Section 162(m)(4)(C) of the Code from the limitations on deductibility otherwise imposed by Section 162(m) of the Code.

      SECTION 2.27. "RESTRICTED STOCK" means Common Stock which has been issued in accordance with a Grant pursuant to Section 8 and as to which all of the conditions set forth in the applicable Grant Agreement have not yet been satisfied.

      SECTION 2.28. "RETIREMENT" means, with respect to a Grantee who is Employed, the Termination of Service by the Grantee on or after the date on which the Grantee had attained age fifty-five and completed ten calendar years of service with the Company, including service with any Subsidiary, and, with respect to a Grantee who is a Director who is not Employed, the Termination of Service by the Director on or after the completion of not less than five calendar years of service as a Director.

      SECTION 2.29. "SHARE" means a share of Common Stock.

      SECTION 2.30. "SUBSIDIARY" means any corporation, partnership, or other entity in which the Company owns, directly or indirectly, at least a 50% interest in the voting rights or profits.

      SECTION 2.31. "TERMINATION OF SERVICE" means, (a) with respect to an Employed Grantee, the Grantee's termination of Employment, and (b) with respect to a Director who is not Employed, the termination of such Grantee's service as a Director. A Grantee Employed by a Subsidiary shall also be deemed to incur a
                                        A-3
Termination of Service if the Subsidiary ceases to be such a Subsidiary and the Grantee does not immediately thereafter become an employee of the Company or another Subsidiary. Temporary absences from Employment because of illness, vacation, or leave of absence and transfers among the Company and its Subsidiaries shall not be considered Terminations of Service. For purposes of the Plan, the Grantee's Termination of Service shall be deemed to have occurred at the close of business on the day preceding the first date on which he or she is no longer for any reason whatsoever Employed, or, in the case of a Director, the first date on which he or she is no longer a Director.

      SECTION 2.32. "VESTING PERIOD" means the period of time between the date on which a Grant has been awarded pursuant to the Plan and the date on which all conditions relating to continued employment, satisfaction of Performance Goals, and any other conditions specified by the Committee at the time of the Grant are to have been satisfied.

      SECTION 3.  NUMBER OF SHARES AVAILABLE FOR GRANT.

      SECTION 3.1. SHARES SUBJECT. The aggregate number of Shares which may be delivered under Grants awarded pursuant to the Plan shall be equal to the sum of (a) 3,000,000 and (b) any Shares available for future awards under all prior stock option plans of the Company (the "Prior Plans") as of the Effective Date, including, except as may otherwise be prohibited by applicable regulations relating to Incentive Stock Options or any exchange or over-the-counter listing standards for the Common Stock, any Shares with respect to which options awarded under any Prior Plans are hereafter forfeited, expire, or are canceled without delivery of Shares.

      SECTION 3.2. UNDELIVERED SHARES. To the extent any Shares (a) subject to an Option are not delivered to the Optionee (or the estate or other transferee of such Optionee) because the Option is forfeited, expires, or otherwise becomes unexercisable, or the Shares are not delivered because the Shares are used to satisfy the applicable tax withholding obligation of the Optionee, or
(b) the Shares subject to a Grant of Restricted Stock are forfeited, such Shares shall, except as may otherwise be prohibited by applicable regulations relating to Incentive Stock Options or any exchange or over-the-counter listing standards for the Common Stock, be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

      SECTION 3.3. EXERCISE OR WITHHOLDING USING SHARES. If the Option Price of any Option awarded under the Plan or any Prior Plan is satisfied by tendering Shares to the Company (by actual delivery or attestation), only the number of Shares issued to the Optionee (or the estate or other transferee of such Optionee), net of the Shares tendered, shall be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan, except as may otherwise be prohibited by applicable regulations relating to Incentive Stock Options or any exchange or over-the-counter listing standards for the Common Stock. To the extent any Shares are used to satisfy a Grantee's tax withholding obligation, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan, except as may otherwise be prohibited by applicable regulations relating to Incentive Stock Options or any exchange or over-the-counter listing standards for the Common Stock.

      SECTION 3.4. STOCK DIVIDENDS, ETC. If the Company shall, after the Effective Date, change the Common Stock into a greater or lesser number of Shares through a stock dividend, stock split-up, or combination of Shares, then
(a) the number of Shares then subject to the Plan, but which are not then subject to any outstanding Grant, (b) the number of Shares subject to each then outstanding Option (to the extent not previously exercised), (c) the number of Performance Units and Shares attributable thereto, and (d) the price per Share payable upon exercise of each then outstanding Option, shall all be proportionately increased or decreased as of the record date for such stock dividend, stock split-up, or combination of Shares in order to give effect thereto. Notwithstanding any such proportionate increase or decrease, no fraction of a Share shall be issued upon the exercise of an Option, and the

Shares subject to an Option, and Performance Units or Shares attributable thereto shall be rounded to the nearest whole Share and the Option Price shall be rounded to the nearest full cent.
                                        A-4
      SECTION 3.5. OTHER CHANGES. If, after the Effective Date, there shall be any change in the Common Stock or other change in the capitalization of the Company other than through a stock dividend, stock split-up, or combination of Shares, including, but not limited to, a change which results from a merger, consolidation, spin-off, or other distribution of stock or property of the

Company, any reorganization (whether or not such reorganization is within the meaning of Section 368 of the Code), or any partial or complete liquidation of the Company, then if, and only if, the Committee shall determine that such change equitably requires an adjustment in the number or kind of Shares and Performance Units then subject to a Grant, the Option Price with respect to an Option, or the number of Shares or class of stock remaining subject to the Plan, such adjustment as the Committee shall determine is equitable and as shall be approved by the Board shall be made and shall be effective and binding for all purposes of such Grants and the Plan. If any member of the Board shall, at the time of such approval, be a Grantee, he shall not participate in any action in connection with such adjustment.

      SECTION 4.  ADMINISTRATION OF THE PLAN.

      SECTION 4.1. THE COMMITTEE.

            (A)   MEMBERSHIP QUALIFICATIONS.  Except as provided in this
      Section 4.1, at all times the Committee shall consist of not less than three members designated by the Board from among those Directors who are not officers or employees of the Company or a Subsidiary and each of whom is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act (a "Non-Employee Director") and (ii) an "outside director" within the meaning of Section 162(m) of the Code (an "Outside Director"); provided, however, that in addition to the Committee's general authority to amend the Plan as provided for in Section 15.1, the Committee shall have the specific authority to modify or eliminate the foregoing qualifications or adopt such other qualifications as are reasonably intended to result in (x) the award of Grants, and transactions with respect to the award or exercise of such Grants, satisfying an exemption from Section 16(b) of the Exchange Act, or any successor thereto, and (y) compensation recognized by Grantees qualifying as Qualified Performance-Based Grants.

            (B) APPOINTMENT OF OTHER MEMBERS. In the event that one or more members of the Committee shall fail to meet the qualifications set forth in Section 4.1(a), the Board shall remove such member or members and appoint a successor or successors who satisfy such qualifications. The Board shall act in a reasonably prompt manner to fill any vacancy on the Committee from among such of its members who are both Non-Employee Directors and Outside Directors.

            (C) VALIDITY OF GRANTS. Notwithstanding the qualifications for members of the Committee established in Section 4.1(a), any Grants made by the Committee in good faith and without the knowledge that one or more of its members did not satisfy such qualifications, shall be valid and enforceable by the Grantee even though the members of the Committee did not, at the time of such award, satisfy such qualifications.

      SECTION 4.2. AUTHORITY OF COMMITTEE. The Plan shall be administered by the Committee. The Committee shall, subject to the terms of the Plan (including, specifically, Sections 6.1, 8.1, 9.1, and 10), have the authority to, in its sole discretion, (a) select eligible individuals to receive an award of one or more Grants and to participate in the Plan, (b) determine the timing of each Grant (including automatic Grants upon the occurrence of specified events), number of Shares, Performance Units, Shares of Restricted Stock, or Dividend Equivalents subject to each Grant, and the Option Price associated with each Option, (c) establish terms and conditions concerning the time of, and conditions precedent to, the exercisability of each Option or vesting of each Grant (including, without limitation, conditions with respect to the passage of time, satisfaction of Performance Goals, satisfaction of individual performance or other goals of the Grantee, restrictions on competitive employment or satisfaction of Company policies, increase in Fair Market Value of the Common Stock, and any other conditions which the Committee deems reasonably related to the satisfaction of the purpose of the Plan), (d) at the time of Grant or at any time thereafter impose such additional terms and conditions on the exercise or vesting of such Grant as it deems necessary or desirable for such Grant, or the exercise or vesting thereof, to be exempt under Section 16(b) of the Exchange Act, and the regulations promulgated thereunder, and to qualify as a Qualified
                                        A-5
Performance-Based Grant, (e) determine the form of each Grant Agreement and all terms and conditions thereof with respect to each award, including adoption of a formula providing for the award of Grants to Directors at specified intervals, (f) interpret the Plan and the application thereof and establish such rules and regulations as it deems necessary or desirable for the administration of the Plan, (g) modify or cancel any Option or take such action to cause the vesting or exercisability of any or all outstanding Grants to become exercisable in part or in full for any reason at any time, subject to the limitation of Section 15.1, provided, however, that no acceleration or waiver of any Performance Goal shall be permitted with respect to a Qualified Performance-Based Grant, except as permitted by Section 12, and (h) exercise such other authority as is reasonably related to the administration of and/or the fulfillment of the purpose of the Plan. All actions, interpretations, rules, regulations, and conditions taken or established by the Committee shall be final, binding, and conclusive upon the Company and all Grantees.

      SECTION 4.3. ACTIONS BY THE COMMITTEE. A majority of the members of the Committee shall constitute a quorum. In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.

      SECTION 4.4. LIMITATION ON LIABILITY AND INDEMNIFICATION. No Director, no executive officer or other employee of the Company, and no other agent or representative of the Company shall be liable for any act, omission, interpretation, construction, or determination made in connection with the Plan in good faith, and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's articles of incorporation and/or bylaws, and under any directors' and officers' liability insurance that may be in effect from time to time.

      SECTION 5. INDIVIDUALS ELIGIBLE TO PARTICIPATE. Persons who are (a) salaried employees of the Company or any Subsidiary who function in management, administrative, or professional capacities, (b) prospective salaried employees who have accepted offers of employment from the Company or a Subsidiary and will function in a management, administrative, or professional capacity, and
(c) Directors shall be eligible to be selected, in the sole discretion of the Committee, to participate in, and receive an award of one or more Grants pursuant to, the Plan.

      SECTION 6.  AWARDING OF OPTIONS.

      SECTION 6.1. AWARDS BY COMMITTEE. Options shall be awarded to such eligible individuals, as determined by the provisions of Section 5, as the Committee may, from time to time and at any time, select. Membership of an employee or a prospective employee in a class of management, administrative, or professional employees or election as a Director shall not, without specific Committee action, entitle such person to receive an Option award.

      SECTION 6.2. GRANT AGREEMENT. Each Option shall be evidenced by a Grant Agreement, the terms of which may differ from other Grant Agreements. Each Grant Agreement evidencing an award of an Option by the Committee pursuant to
Section 6.1 shall be signed on behalf of the Company and, if so provided by the Committee, the Optionee, and shall set forth with respect to the Option awarded therein, the name of the Optionee, the date awarded, the Option Price, whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, the number of Shares subject to the Option, and such other terms and conditions consistent with the Plan as determined by the Committee. Each Grant Agreement shall be entered into subject to, and shall incorporate by reference, all terms, conditions, and limitations set forth in the Plan.

      SECTION 6.3. TERMS AND CONDITIONS OF THE OPTIONS. In addition to any other terms, conditions, and limitations specified in the Plan, each Option awarded hereunder shall, as to each Optionee, satisfy the following requirements:

            (A)   DATE OF AWARD.  Options must be awarded on or before June 21,
      2010.
                                        A-6
            (B) EXPIRATION. No Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is awarded. No Non-Qualified Stock Option shall be exercisable after the expiration of twenty years from the date such Option is awarded.

            (C) PRICE. The Option Price as to any Share subject to an Option may not be less than the Fair Market Value of the Share on the date the Option is awarded.

            (D) LIMITATIONS ON TRANSFERABILITY. No Option shall be transferable by the Optionee other than by will or the laws of descent and distribution, nor can it be exercised by anyone other than the Optionee during the Optionee's lifetime. No Option may be sold, transferred, assigned, pledged, hypothecated, encumbered, or otherwise disposed of (whether by operation of law or otherwise), or be subject to execution, attachment, or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber, or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

            (E) EXERCISE. Except as otherwise permitted by the Committee, or as provided in Section 6.4, or as elsewhere provided in this Section 6.3(e), Options must be exercised, or shall be forfeited, in accordance with the following time limitations:

                  (I) TERMINATION BY REASON OF DEATH. If the Optionee incurs a Termination of Service by reason of death, any Option held by such Optionee on the Optionee's date of death may thereafter be exercised, to the extent it was exercisable on the date of the Optionee's death, for a period of one year from the date of death or until the expiration of the stated term of such Option, whichever period is shorter.

                  (II) TERMINATION BY REASON OF DISABILITY. If the Optionee incurs a Termination of Service by reason of Disability, any Option then held by such Optionee may thereafter be exercised to the extent it was exercisable on the date of such Termination of Service for a period of one year from the date of such Termination of Service or until the expiration of the stated term of such Option, whichever period is shorter.

                  (III) TERMINATION BY REASON OF RETIREMENT.  If the Optionee
            incurs a Termination of Service by reason of Retirement, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable on the date of the Optionee's Termination of Service, for a period of two years from the date of such Termination of Service or until the expiration of the stated term of such Option, whichever period is shorter.

                  (IV) OTHER TERMINATION. Unless otherwise determined by the Committee, if the Optionee incurs a Termination of Service for Cause, all Options then held by such Optionee shall terminate and may not be exercised from and after the effective date of such Termination of Service. If an Optionee incurs a Termination of Service for any reason other than death, Disability, Retirement, or Cause, any Option then held by the Optionee, to the extent it was exercisable on the date of such Termination of Service, may be exercised for a period of three months from the date of such Termination of Service or until the expiration of the stated term of such Option, whichever period is shorter.

                  (V) DEATH AFTER TERMINATION. If the Optionee dies subsequent to a Termination of Service for any reason other than Cause, then, notwithstanding any other limitation on the exercise of the Optionee's Option set forth in subparagraphs (i), (ii),
            (iii), or (iv), any Option held by such Optionee on the Optionee's date of death may thereafter be exercised, to the extent it was exercisable on such date, for a period of one year from the date of death or until the expiration of the stated term of such Option, whichever period is shorter.
                                        A-7
                  (VI) CHANGE IN CONTROL. Notwithstanding any other provision of this Plan to the contrary, in the event the Optionee incurs a Termination of Service other than for Cause during the twelve-month period following a Change in Control, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Termination of Service, for

            (A) the longer of (1) one year from the date of such Termination of Service or (2) such other period as may be provided in the Plan from such Termination of Service, or (B) until expiration of the stated term of such Option, whichever period is shorter.

      Notwithstanding any other provisions of this Section 6.3(e), the exercisability of any Option shall be determined in regard to the status of the Optionee to which the Grant was attributable. Options granted to an Optionee by reason of his Employment shall be exercisable in accordance with the foregoing provisions of subparagraphs (i)-(v) with respect to the later of his Termination of Service as an Employee or, if such Employee is also a Director, his Termination of Service as a Director. Options granted by reason of the Optionee's status as a Director shall be exercisable in accordance with the foregoing provisions of subparagraphs (i)-(v) only with respect to his Termination of Service as a Director. If an Incentive Stock Option is exercised after the expiration of the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Incentive Stock Option will thereafter be treated as a Non-Qualified Stock Option.

            (F) MINIMUM HOLDING PERIOD. No Option may be exercised before the date which is six months after the date on which such Option was awarded.

            (G) ADDITIONAL RESTRICTIONS RELATING TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the time the Option is awarded) of the Shares for which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan, any Prior Plans, or any other plan of the Company or a Subsidiary) exceeds $100,000 (or such other individual limit as may be in effect with regard to incentive stock options under the Code on the date of award), such Options shall not be Incentive Stock Options. No Incentive Stock Option shall be awarded to a Director or to an Optionee who, at the time such Option is awarded, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary within the meaning of Section 422(b)(6) of the Code unless (i) at the time the Option is awarded, the Option Price is at least 110% of the Fair Market Value of the Shares subject to the Option, and (ii) such Option by its terms is not exercisable after the expiration of five years from the date such Option is awarded.

            (H) LIMITATION ON OPTION AWARDS. No Optionee may be awarded Options under the Plan in any calendar year with respect to more than 500,000 Shares.

      SECTION 6.4. TERMINATION OR LAPSE OF OPTIONS. Each Option shall terminate or lapse upon the first to occur of (a) the expiration date set forth in the applicable Option Agreement, (b) the date on which the Option is deemed to be forfeited or terminated under the terms of the Plan or the Option Agreement, (c) the applicable date set forth in Section 6.3(b), or (d) the date which is the day next following the last day such Option could be exercised under Section 6.3(e).

      SECTION 7.  EXERCISE AND PAYMENT OF OPTION PRICE.

      SECTION 7.1. EXERCISE OF OPTIONS. Each Option shall be exercised as to all or a portion of the Shares subject to the Option by written notice to the Company setting forth the exact number of Shares as to which the Option is being exercised and including with such notice payment of the Option Price (plus the minimum required tax withholding). The date of exercise shall be the date such written notice and payment have been delivered (in cash or in such other manner as provided in Section 7.2) to the Secretary of the Company either in person or by depositing said notice and payment in the United States mail, postage pre-paid and addressed to such officer at the Company's principal office.
                                        A-8
      SECTION 7.2. PAYMENT FOR SHARES. Payment of the Option Price (plus required tax withholding) attributable to the exercise of an Option or any portion thereof may be made (a) by tendering cash (in the form of a check or otherwise) in such amount, (b) with the consent of the Committee, by tendering, by either actual delivery of Shares owned by the Optionee or by attestation, Shares with a Fair Market Value on the date of exercise equal to such amount,
(c) with the consent of the Committee, by instructing the Committee to withhold a number of Shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Option, (d) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the sale or loan proceeds equal to such amount, or (e) any combination of (a), (b), (c), and (d); provided, however, that any Shares delivered in payment of the Option Price pursuant to clause (b) shall have been purchased on the open market and held by the Optionee for at least six months at the time of exercise of the Option.

      SECTION 7.3. ISSUANCE OF SHARES. No certificates representing Shares shall be issued until full payment therefor has been made. An Optionee shall have all of the rights of a shareholder of the Company holding the Common Stock that is subject to such Option (including, if applicable, the right to vote the Shares and the right to receive dividends) when the Optionee has given written notice of exercise, has paid in full for such Shares, has, if requested, given the representation described in Section 16, and a certificate representing the Shares have been issued by the registrar and transfer agent for the Common Stock.

      SECTION 8.  AWARDING OF RESTRICTED STOCK.

      SECTION 8.1. AWARDS BY COMMITTEE. Restricted Stock shall be awarded to such eligible individuals, as determined by the provisions of Section 5, as the Committee may, from time to time and at any time, select. Membership of an employee or a prospective employee in a class of management, administrative, or professional employees or election as a Director shall not, without specific Committee action, entitle such person to receive an award of Restricted Stock.

      SECTION 8.2. GRANT AGREEMENT. Each award of Restricted Stock shall be evidenced by a Grant Agreement, the terms of which may differ from other Grant Agreements. Each Grant Agreement shall be signed on behalf of the Company and the Grantee, and shall set forth with respect to the Restricted Stock awarded therein, the name of the Grantee, the date awarded, the number of Shares subject to the Grant Agreement, and such other terms and conditions of vesting consistent with the Plan as determined by the Committee. Each Grant Agreement shall be entered into subject to, and shall incorporate by reference, all terms, conditions, and limitations set forth in the Plan. For purposes of
Section 8.3(e), Shares which are the subject of an award of Restricted Stock shall remain subject to the Grant Agreement which evidenced such award until the Vesting Period shall have been completed with respect to such Shares.

      SECTION 8.3. TERMS AND CONDITIONS OF GRANTS OF RESTRICTED STOCK. In addition to any other terms, conditions, and limitations specified in the Plan, each award of Restricted Stock hereunder shall, as to each Grantee, satisfy the following requirements:

            (A) DATE OF AWARD. Restricted Stock must be awarded on or before June 21, 2010.

            (B) VESTING AND OTHER TERMS AND CONDITIONS. The Committee may at the time of award impose such terms and conditions on the vesting of the Restricted Stock subject to an award as it deems necessary or desirable for such award (i) to fulfill the purpose of this Plan, including the requirement that settlement of a Grant be conditioned upon achievement of Performance Goals or the continued service of the Grantee either before or after, as applicable, the achievement of Performance Goals, and (ii) to be exempt under Section 16(b) of the Exchange Act, and the regulations promulgated thereunder, or (iii) to qualify as a Qualified Performance-Based Grant.

            (C) RECORDS OF RESTRICTED STOCK. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered
                                        A-9
      in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Wausau-Mosinee Paper Corporation 2000 Incentive Stock Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file with the Secretary of the Corporation."

      The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any award of Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such award.

            (D) LIMITATIONS ON TRANSFERABILITY. Subject to the provisions of the Plan and the Restricted Stock Agreement, during the period which commences with the date of an award, and which ends on the expiration of the Vesting Period, the Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.

            (E) FORFEITURE OR VESTING UPON THE OCCURRENCE OF CERTAIN EVENTS. Except to the extent otherwise provided in the applicable Grant Agreement, upon a Grantee's Termination of Service for any reason during the Vesting Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Grantee; provided, however, that
      (i) all Restricted Stock shall become fully vested upon the death, Disability, or Retirement of the Grantee, if such Grant was not intended to be a Qualified Performance-Based Grant, (ii) all Restricted Stock shall become fully vested upon the death or Disability of the Grantee, if such Grant were intended to be a Qualified Performance Based Grant, and
      (iii) that all Shares subject to a Grant Agreement shall be forfeited if the Grantee incurs a Termination of Employment for Cause.

            (F) LIMITATION ON GRANTS. No Qualified Performance-Based Grant in excess of 100,000 shares of Restricted Stock shall be awarded to any Grantee in any calendar year.

      SECTION 8.4. RIGHTS OF SHAREHOLDER. Except as provided in Section 8.3, this Section 8.4, and the Grant Agreement, a Grantee shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company holding the Common Stock that is the subject of a Grant Agreement, including the right to vote the Shares and the right to receive any cash dividends. If so determined by the Committee, (a) cash dividends on the Common Stock that is the subject of the Grant Agreement shall be automatically deferred and held, without interest, subject to the vesting of the underlying Restricted Stock, (b) cash dividends on the Common Stock that is the subject of the Grant Agreement shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting performance goals or vesting applicable only to dividends, or (c) dividends payable in Common Stock shall be paid in the form of Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends; provided, however, that reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall occur only if sufficient Shares are then available under Section 3 after taking into account all then outstanding Grants.

      SECTION 8.5. ISSUANCE OF SHARES. No certificates representing unrestricted Shares shall be issued to a Grantee nor will the restrictions imposed pursuant to this Section 8 lapse until adequate provision for the payment of the Grantee's income tax withholding has been made by such Grantee or until the adjustment in the number of Shares provided for in Section 11 has been made. If and when the Vesting Period expires without a prior forfeiture of the Restricted Stock, subject to the satisfaction of the Grantee's obligations under the Restricted Stock Agreement, certificates without the restrictive legend provided for in Section 8.3(c) shall be delivered to the Grantee upon surrender of the certificates issued as of the date of the award and bearing the legend provided for by Section 8.3(c).
                                        A-10
      SECTION 8.6. WAIVER OF SECTION 83(B) ELECTION. Unless otherwise provided by the Committee, as a condition of receiving a Grant of Restricted Stock, a Grantee shall waive the right to make an election under Section 83(b) of the Code to report the value of the Grant as income on the Date of Grant.

      SECTION 9.  AWARDING OF PERFORMANCE UNITS.

      SECTION 9.1. AWARDS BY COMMITTEE. Performance Units shall be awarded to such eligible individuals, as determined by the provisions of Section 5, as the Committee may, from time to time, select. Membership of an employee or a prospective employee in a class of management, administrative, or professional employees or election as a Director shall not, without specific Committee action, entitle such person to receive an award of Performance Units.

      SECTION 9.2. GRANT AGREEMENT. Each award of Performance Units shall be evidenced by a Grant Agreement, the terms of which may differ from other Grant Agreements. Each Grant Agreement shall be signed on behalf of the Company and the Grantee, and shall set forth with respect to the Performance Units awarded therein, the name of the Grantee, the date awarded, the number of Performance Units, and such other terms and conditions consistent with the Plan as determined by the Committee. Each Grant Agreement shall be entered into subject to, and shall incorporate by reference, all terms, conditions, and limitations set forth in the Plan.

      SECTION 9.3. TERMS AND CONDITIONS OF GRANTS OF PERFORMANCE UNITS. In addition to any other terms, conditions, and limitations specified in the Plan, each award of Performance Units hereunder shall, as to each Grantee, satisfy the following requirements:

            (A) DATE OF AWARD. Performance Units must be awarded on or before June 21, 2010.

            (B) VESTING AND OTHER TERMS AND CONDITIONS. The Committee may at the time of award impose such terms and conditions on the vesting of the Performance Units subject to an award as it deems necessary or desirable for such award (i) to fulfill the purpose of this Plan, including the requirement that settlement of a Grant be conditioned upon achievement of Performance Goals or the continued service of the Grantee either before or after, as applicable, the achievement of Performance Goals, (ii) to be exempt under Section 16(b) of the Exchange Act, and the regulations promulgated thereunder, or (iii) to qualify as Qualified Performance-Based Grants.

            (C) LIMITATIONS ON TRANSFERABILITY. Subject to the provisions of the Plan and the Grant Agreement, during the period which commences with the date of an award, and which ends on the expiration of the Vesting Period, the Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber the Performance Units subject to such agreement.

            (D) FORFEITURE OR VESTING UPON THE OCCURRENCE OF CERTAIN EVENTS. Except to the extent otherwise provided in the applicable Grant Agreement, upon a Grantee's Termination of Service for any reason during the Vesting Period, all Performance Units not yet vested shall be forfeited by the Grantee; provided, however, that (i) all Performance Units shall become fully vested upon the death, Disability, or Retirement of the Grantee, if such Grant was not intended to be a Qualified Performance-Based Grant, (ii) all such Performance Units shall become fully vested upon the death or Disability of the Grantee, if such Grant was intended to be a Qualified Performance-Based Grant, and (iii) that all Performance Units shall be forfeited if the Grantee incurs a Termination of Employment for Cause.

            (E) LIMITATION ON GRANTS. No Qualified Performance-Based Grant in excess of 100,000 Performance Units (each such Unit attributable to one share of Common Stock) shall be awarded to any Grantee in any calendar year.

      SECTION 9.4. DEFERRAL OF RECEIPT. A Grantee may elect to further defer receipt of cash or shares of Common Stock in settlement of Performance Units for a specified period, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the

                                       A-11
Committee, such election must generally be made prior to commencement of the Vesting Period for the Performance Units to which such election relates.

      SECTION 9.5. SETTLEMENT OF GRANTS. In addition to any other terms and conditions of a Grant which may be provided for under the Plan, the Committee shall, at the end of each applicable Vesting Period, determine the number of Performance Units which have become vested upon satisfaction of the applicable Performance Goals, conditions of continued employment, or other conditions, and shall then provide that such Performance Units shall be settled by delivery of
(i) shares of Common Stock equal to the number of Performance Units vested,
(ii) cash equal to the Fair Market Value of such number of shares of Common Stock attributable to the number of Performance Units vested, or (iii) any combination thereof as the Committee deems appropriate, subject to any deferral election made by the Grantee pursuant to Section 9.4.

      SECTION 9.6. ISSUANCE OF SHARES. No certificates representing unrestricted Shares shall be issued to a Grantee until adequate provision for the payment of the Grantee's income tax withholding has been made by such Grantee or until the adjustment in the number of Shares provided for in Section 11 has been made. If and when the Vesting Period expires without a prior forfeiture of the Performance Units, subject to the satisfaction of the Grantee's obligations under the Performance Unit Agreement, certificates representing Shares to be delivered pursuant to Section 9.5 shall be delivered to the Grantee.

      SECTION 10. DIVIDEND EQUIVALENT PAYMENTS. The Committee may award Dividend Equivalents with respect to some or all of the shares of Common Stock covered by Performance Units in an amount equal to, and commensurate with, dividends declared by the Board and paid on Common Stock. Dividend Equivalents payable on Performance Units may be paid in cash, Restricted Stock, or in Common Stock at the discretion of the Committee. The Committee may award Dividend Equivalents with respect to any Performance Unit for all or any portion of its term and may condition such award on the satisfaction of Performance Goals.

      SECTION 11. TAX WITHHOLDING. The delivery of Shares to a Grantee or any other person under the Plan is subject to withholding of all applicable taxes, and the Committee may condition the delivery of any Shares or other benefits on satisfaction of applicable withholding obligations. The Company may withhold from the settlement of any award of Performance Units in cash the applicable amount of withholding taxes. Otherwise, the Grantee must satisfy all applicable federal, state and local income tax withholding requirements by delivering to the Company at the time of the exercise of an Option or the lapse or satisfaction of any condition to vesting of Performance Units or Restricted Stock, as the case may be, such amount of money, with the consent of the Committee, Shares having a Fair Market Value equal to the amount determined by the Company as required to meet its withholding obligation under applicable tax laws or regulations, or, with the consent of the Committee, may direct the Company to withhold from any certificate for Shares then or thereafter issuable to the Grantee, that number of Shares having a Fair Market Value equal to any tax required to be withheld by reason of such exercise or vesting.

      SECTION 12. CHANGE IN CONTROL.

      SECTION 12.1. ADJUSTMENT OF OPTIONS.

            (A)   VESTING AND CASH PAYMENT.  In the event of a Change in
      Control,

                  (i) all Options outstanding on the date on which such Change in Control has occurred (the "Change in Control Date") (A) shall, to the extent not then exercisable or vested, immediately become exercisable in full and all conditions relating to the vesting of Restricted Stock shall be deemed to have been satisfied on the Change in Control Date, and (B) each Optionee may elect (the Optionee's "Election Right") with respect to each Option held by such Optionee on the Change in Control Date to surrender such Option for an immediate lump sum cash payment in an amount equal to the product of (A) the number of Shares then subject to the Option as to which the election is being exercised multiplied by (B) the excess, if any, of (1) the greater of (a) the Change in Control Price or (b) the highest Fair Market Value of a Share on any
                                        A-12
            day in the 60-day period ending on the Change in Control Date, over
            (2) the Option Price of such Option. For purposes of this Section 12.1(a), the "Change in Control Price" shall mean, if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction (as defined in Section 12.2(c)), the highest price per Share paid in such tender or exchange offer or Corporate Transaction, and, to the extent that the consideration paid in any such transaction consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Committee;

                  (ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original Grant;

                  (iii) All Performance Units and Dividend Equivalents shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Units shall be settled in cash as promptly as is practicable; and

                  (iv) The Committee may also make additional adjustments and/or settlements of outstanding Grants as it deems appropriate and consistent with the Plan's purpose.

            (B) ELECTION. The exercise of an Election Right must be in writing, specify the Option or Options and the number of Shares as to which the election is being exercised, and be delivered to the Secretary of the Company either in person or by depositing said notice and payment in the United States mail, postage pre-paid and addressed to such officer at the Company's home office on or before the 60th day following the Change in Control Date.

            (C) PAYMENT DATE. All payments due an Optionee pursuant to the provisions of this Section 12.1 shall be made by the Company on or before the 5th business day following the date on which the Optionee's election has been delivered to the Company pursuant to Section 12.1(b).

      SECTION 12.2. DEFINITION OF "CHANGE IN CONTROL". For purposes of the Plan, a "Change in Control" means the happening of any of the following events:

            (a) The acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Corporation other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any entity controlled by the Corporation, (D) any acquisition pursuant to a transaction which complies with clauses (i),
      (ii), and (iii) of paragraph (c) of this Section 12.2, (E) except as provided in paragraphs (d) and (e), any acquisition by any of the Woodson Entities or any of the Smith Entities, or (F) any increase in the proportionate number of shares of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities beneficially owned by a Person to 20% or more of the shares of either of such classes of stock if such increase was solely the result of the acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by the Corporation; provided, however, that this clause (F) shall not apply to any acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities not described in clauses (A), (B), (C),
      (D), or (E) of this paragraph (a) by the Person acquiring such shares which occurs after such Person had become the beneficial owner of 20% or more of either the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by reason of share purchases by the Corporation; or
                                        A-13
            (b) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of the Plan, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be deemed to be and shall be considered as though such individual were a member of the Incumbent Board, but provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed or considered as a member of the Incumbent Board; or

            (c) Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of the assets or securities of any other entity (a "Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) (the "Resulting Corporation") in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be,
      (ii) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation, any Woodson Entity, any Smith Entity, or such Resulting Corporation) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the then outstanding voting securities of such Resulting Corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Corporation prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

            (d) the Woodson Entities acquire beneficial ownership of more than 35% of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

            (e) the Smith Entities acquire beneficial ownership of more than 35% of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

            (f) The approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

      For purposes of this Section 12.2, the term "Woodson Entities" shall mean Aytchmonde P. Woodson, Leigh Yawkey Woodson, and Alice Richardson Yawkey, members of their respective families and their respective descendants (the "Woodson Family"), heirs or legatees of any of the Woodson Family
                                        A-14
      members, transferees by will, laws of descent or distribution, or by operation of law of any of the foregoing (including any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by any of Aytchmonde P. Woodson, Leigh Yawkey Woodson, or Alice Richardson Yawkey, whether pursuant to last will or otherwise, any partnership, trust, or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Corporation (including any beneficiary or trustee, partner, manager, or director of any of the foregoing, or any other Person serving any such entity in a similar capacity).

      For purposes of this Section 12.2, the term "Smith Entities" shall mean David B. Smith and Katherine S. Smith, members of their respective families and their respective descendants (the "Smith Family"), heirs or legatees of any of the Smith Family members, transferees by will, laws of descent or distribution, or by operation of law of any of the foregoing (including of any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by either of David B. Smith or Katherine S. Smith, whether pursuant to last will or otherwise, any partnership, trust, or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Corporation (including any beneficiary or trustee, partner, manager, or director of any of the foregoing, or any other Person serving any such entity in a similar capacity).

      For purposes of this Section 12.2, the terms "Affiliate" and "Associate" shall have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Plan.

      SECTION 13. DELIVERY OF CERTIFICATES. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions:

            (a) Listing or approval for listing upon notice of issuance of such Shares on the exchange or over-the-counter market as may at the time be the principal market for the Common Stock;

            (b) Any registration or other qualification of the Shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

            (c) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

      SECTION 14. EFFECTIVE DATE. Notwithstanding any provision of this Plan to the contrary, the amendment and restatement as adopted December 19, 2003, shall not be effective, and any Restricted Stock or Performance Units awarded under the Plan shall be null and void, unless the adoption of the Plan is approved at the meeting of the Company's shareholders next following the date of such amendment and restatement by the majority of the shares entitled to vote at such meeting, and, in the event such shareholder approval shall not be given, the Plan as in effect prior to December 19, 2002, shall remain in full force and effect.

      SECTION 15. AMENDMENT AND TERMINATION OF PLAN.

      SECTION 15.1. AMENDMENT OF PLAN. The Committee may amend the Plan from time to time and at any time; provided, however, that (a) except as specifically provide herein, no amendment shall, in the absence of written consent to the change by the affected Grantee, adversely affect such Grantee's rights under any Grant which has been awarded prior to the amendment except to the extent such amendment is, in the sole opinion of the
                                        A-15
Committee, required to comply with any stock exchange rules, accounting rules, or laws applicable to the Company or the Plan, (b) no amendment with respect to the maximum number of Shares which may be issued pursuant to Grants under the Plan or to any individual in any calendar year made be made unless approved by a majority of the Shares entitled to vote at a meeting of the shareholders if such amendment would, in the absence of such approval and in the sole opinion of the Committee, have an adverse effect on the Company under applicable tax or securities laws or accounting rules, and (c) no amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by applicable law or stock exchange rules.

      SECTION 15.2. TERMINATION OF PLAN. The Plan shall terminate on the first to occur of (a) June 21, 2010 or (b) the date specified by the Committee as the effective date of Plan termination; provided, however, that the termination of the Plan shall not limit or otherwise affect any Grants outstanding on the date of termination.

      SECTION 16. INVESTMENT INTENT. The Committee may require each Grantee or other person purchasing or receiving Shares pursuant to the exercise of an Option or the Grant of Performance Units or Restricted Stock, to represent to and acknowledge that the Shares, if not registered by the Company under the Securities Act of 1933 (the "1933 Act"), may not be freely transferable by the holder after exercise of the Option or receipt of a Grant, that by acceptance of an Option, Shares, Performance Units, Dividend Equivalents, or Restricted Stock, that such Grantee or other person understands that the application of the 1933 Act may restrict the transfer of such Shares, and that Shares which are unregistered under the 1933 Act will be acquired for the account of the Grantee or other person for investment only and not with a view to offer for sale or for sale in connection with the distribution or transfer thereof. Certificates issued by the Company and representing Shares acquired pursuant to the exercise of an Option or Grant of Performance Units, Dividend Equivalents, or Restricted Stock may include any legend or legends which the Company deems appropriate to reflect any restrictions imposed under the 1933 Act.

      SECTION 17. AVAILABILITY OF INFORMATION.

      SECTION 17.1. REGISTERED SHARES. If the Shares subject to a Grant have been registered pursuant to the 1933 Act, the Company shall provide the Grantee with such information as may be required under the applicable registration form on which such Shares were registered.

      SECTION 17.2. UNREGISTERED SHARES. If the Shares subject to a Grant are not registered or to be registered under the 1933 Act, the Company shall furnish each Grantee with (a) a copy of the Plan and the Company's most recent annual report to its shareholders at the time the Grant Agreement is delivered to the Grantee and (b) a copy of each subsequent annual report and proxy statement, on or about the same date as such report shall be made available to shareholders of the Company. Whether or not the shares are, or are to be, registered under the 1933 Act, the Company will furnish, upon written request addressed to the Secretary of the Company, but at no charge to the Grantee or any duly authorized representative of the Grantee, a copy of the Plan and copies of all reports filed by the Company with the Securities and Exchange Commission, including, but not limited to, the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q, its current reports on Form 8-K, and its proxy statements. Notwithstanding the foregoing provisions of this Section 17, the Company shall not be required to furnish any such report or statement if a copy of such report is otherwise provided to the Grantee in connection with another plan maintained by the Company or such Grantee's status as a shareholder of the Company.

      SECTION 18. LIMITATION OF RIGHTS.

      SECTION 18.1. CONDITIONS OF SERVICE. Neither the Plan nor any Grant Agreement shall constitute a contract of employment and participation in or eligibility for participation in the Plan shall not confer upon any employee the right to be continued as an employee of the Company or any present or future Subsidiary or as a Director. The Company and each Subsidiary hereby expressly reserve the right to terminate the employment of any employee, with or without cause, as if the Plan and any Grants awarded pursuant to it were not in effect.
                                        A-16
      SECTION 18.2. COMPANY ASSETS. Neither the Grantee nor any other person shall, by reason of receiving a Grant, acquire any right, title, or interest in any assets of the Company or any Subsidiary by reason of such Grant or the Plan. To the extent the Grantee or any other person shall acquire a right to receive payments from the Company pursuant to a Grant or the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

      SECTION 19. COMPLIANCE WITH APPLICABLE LAWS. Notwithstanding any provision of this Plan to the contrary, if at any time the Company shall be advised by its counsel that the exercise of any Option or the delivery of Shares upon the exercise of an Option or Grant of Performance Units, Dividend Equivalents, or Restricted Stock is required to be approved, listed, registered, or qualified under any securities law, that certain actions must be taken under the rules of any stock exchange or over-the-counter market, that such exercise or delivery must be accompanied or preceded by a prospectus or similar circular meeting the requirements of any applicable law, or that some other action is required to be taken by the Company in compliance with applicable law, the Company will use reasonable efforts to take all actions required within a reasonable time, but exercise of the Options or delivery by the Company of certificates for Shares may be deferred until the Company shall be in compliance with all such requirements.

      SECTION 20. GOVERNING LAW. The Plan, each Grant awarded hereunder and the related Grant Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the internal laws of the State of Wisconsin and construed in accordance therewith without giving effect to the principles of conflicts of laws applied by any state.

PROXY

           PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING
                           TO BE HELD APRIL 22, 2004

                       WAUSAU-MOSINEE PAPER CORPORATION

The undersigned hereby appoint(s) San W. Orr, Jr., Richard L. Radt, and Thomas
J. Howatt, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Wausau-Mosinee Paper Corporation that the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 22, 2004, and at any adjournment thereof (the "Annual Meeting"). The proxies have the authority to vote such stock as directed on the reverse side hereof with respect to the proposals set forth in the Proxy Statement with the same effect as though the undersigned were present in person and voting such shares. For participants in the Dividend Reinvestment and Stock Purchase Plan, Common Stock Purchase Plan, and the Corporation's 401(k) plan, the proxy also serves as voting instructions to the plan administrator or trustee, as applicable, of such plans to vote the shares of common stock beneficially owned by the participants in each plan. The undersigned hereby revokes all proxies heretofore given to vote at the Annual Meeting and any adjournment thereof.

PLEASE  INDICATE  HOW  YOUR  STOCK  IS  TO  BE  VOTED.   IF  NO SPECIFIC VOTING
INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

       (Continued and to be marked, dated, and signed on reverse side.)

                  PROXY  -  WAUSAU-MOSINEE PAPER CORPORATION

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR EACH OF THE NOMINEES LISTED BELOW AND APPROVAL OF PROPOSAL 2.

1. ELECTION OF CLASS II DIRECTORS:
                                                            2.  Approval of the 2000 Stock         FOR  AGAINST ABSTAIN
                                               WITHHOLD         Incentive Plan, as amended
(TO WITHHOLD AUTHORITY TO VOTE        FOR      AUTHORITY    3.  In their discretion, the proxies
 FOR ANY INDIVIDUAL NOMINEE, STRIKE                             are authorized to vote upon such
 A LINE THROUGH THAT NOMINEE'S                                  other business as may properly come
 NAME IN THE LIST BELOW)                                        before the Annual Meeting.

DENNIS J. KUESTER
ANDREW N. BAUR

                                                                  COMPANY ID:

                                                                 PROXY NUMBER:

                                                                ACCOUNT NUMBER:

Signature_________________ Signature____________________Date______________2004
Note: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, partnership, LLC, or other entity, please sign in full name of entity by authorized individual and give title.